                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Sigma-Aldrich Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           SIGMA-ALDRICH CORPORATION

                              3050 Spruce Street

                           St. Louis, Missouri 63103

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held May 6, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sigma-Aldrich Corporation will be held at the Sigma-Aldrich Life Science and High Technology Center, 2909 Laclede Avenue, St. Louis, Missouri 63103, on Tuesday, May 6, 2003, at 11:00 A.M., Central Daylight Time, for the following purposes:

    1. To elect eight directors;

    2. To consider and vote upon the approval of the Company's 2003 Long-Term Incentive Plan;

    3. To consider and vote upon the approval of the Company's Cash Bonus Plan; and

    4. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record as of the close of business on March 7, 2003 are entitled to notice of, and to vote at, the meeting.

                                          By Order of the Board of Directors,
                                          /s/
                                          Michael R. Hogan, Secretary

March 26, 2003

Your vote is important. You may vote in any one of the following ways:

  .  Use the toll-free telephone number shown on the proxy card.

  .  Use the internet web site shown on the proxy card.

  . Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

Shareholders who attend the meeting may revoke their proxies and vote in person if they desire.

                           SIGMA-ALDRICH CORPORATION

                                PROXY STATEMENT

                        Annual Meeting of Shareholders

                                  May 6, 2003

The enclosed proxy is solicited by the Board of Directors (the "Board") of Sigma-Aldrich Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Sigma-Aldrich Life Science and High Technology Center, 2909 Laclede Avenue, St. Louis, Missouri 63103, on Tuesday, May 6, 2003, and any adjournments thereof. Any shareholder giving the proxy has the power to revoke it at any time before it is voted (i) by written notice mailed to and received by Sigma-Aldrich Corporation c/o ADP, 51 Mercedes Way, Edgewood, New York 11717, (ii) by submitting a later-dated proxy, or (iii) by attending the Meeting and casting a contrary vote. If the proxy is not so revoked or not revoked in person at the Meeting, such proxy will be voted either as designated or, if no designation is made, will be voted in favor of the nominees for directors, for the approval of the 2003 Long-Term Incentive Plan and for the approval of the Cash Bonus Plan.

Shareholders of record as of the close of business on March 7, 2003 are entitled to notice and will be entitled to vote at the Meeting and at any adjournments thereof. As of the close of business on March 7, 2003, there were a total of 71,122,634 shares of common stock outstanding and entitled to vote. Shareholders will be entitled to one vote for each share held on all matters, including the election of directors.

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by employees of the Company without additional compensation. The Company has also retained Mackenzie Partners, Inc. to assist in soliciting proxies. The solicitor's fee is estimated at $6,500 plus expenses, depending upon the extent of the solicitor's activities. Brokers, dealers, banks and their nominees will be requested to forward proxy material to the beneficial owners of stock held by them of record, and the Company will reimburse them for their reasonable out-of-pocket and clerical expenses upon their request.

This Proxy Statement and accompanying form of proxy are first being sent to shareholders on or about March 26, 2003.

The mailing address of the Company's principal executive office is 3050 Spruce Street, St. Louis, Missouri 63103.

                             ELECTION OF DIRECTORS

Eight directors of the Company are to be elected to hold office until the next annual meeting or until their successors are elected and qualified. The persons named as proxies in the accompanying proxy card intend to vote for the election of the nominees named below. If for any reason any of the nominees are unable to serve or for good cause will not serve, the persons named as proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

Nominees for Board of Directors

The following are the nominees for directors of the Company, their principal occupation, background, period of service as a director of the Company, other directorships, and age. All of the nominees are presently directors of the Company and were elected to their present terms as directors at the 2002 Annual Meeting of Shareholders. There are no family relationships between any of the directors or between any of the directors and any executive officer of the Company or its subsidiaries.

Nina V. Fedoroff       Director, Life Sciences Consortium, Pennsylvania State University,
                       University Park, Pennsylvania, for more than five years. Member of the
                       National Science Board since September 2000 and the Board of the
                       American Association for the Advancement of Science. She has been a director of the Company since 1996. Age 60.

David R. Harvey        Chairman, President and Chief Executive Officer of the Company.
                       Dr. Harvey has been Chairman since January 1, 2001. He has been
                       President for more than five years and was elected Chief Executive
                       Officer in November 1999. He served as Chief Operating Officer for more than five years until November 1999. He has been a director of the Company since 1981. Age 63.

W. Lee McCollum        Senior Vice President and Chief Financial Officer of S.C. Johnson &
                       Son, Inc., a manufacturer of household consumer products, Racine,
                       Wisconsin, for more than five years. He has been a director of the
                       Company since November 2001. He is also a director of Johnson
                       Bank. Age 53.

William C. O'Neil, Jr. Private Investor. Former Chief Executive Officer of Tuitionfund.com, a
                       provider of savings for higher education, Nashville, Tennessee. He was Chief Executive Officer of Tuitionfund.com from January 2000 until December 2000. He served as Chairman of Atrix Laboratories,
                       Inc., Fort Collins, Colorado, a drug delivery company, from 1995 to
                       February 2000. He was Chairman, President and Chief Executive
                       Officer of ClinTrials Research, Inc., a clinical research services company, Nashville, Tennessee, for more than five years until 1998.
                       He has been a director of the Company since 1987. He is also a director of American Healthways, Advocat, Inc. and Central Parking,
                       Inc. Age 68.

J. Pedro Reinhard      Executive Vice President and Chief Financial Officer of Dow Chemical
                       Company, a manufacturer of chemicals, plastic materials, agricultural and other specialized products, Midland, Michigan, for more than five years. He is also Chairman of Dow AgroSciences LLC, a wholly owned subsidiary of Dow Chemical Company engaged in providing pest management and biotechnology products to improve the quality and quantity of food supplies. He has been a director of the Company since November 2001. He is also a director of Dow Chemical
                    Company, Dow Corning Corporation and Royal Bank of Canada.
                    Age 57.

Jerome W. Sandweiss Former Of Counsel, Blumenfeld, Kaplan & Sandweiss, P.C., Attorneys
                    at Law, St. Louis, Missouri. He was Of Counsel at Blumenfeld, Kaplan
                    & Sandweiss, P.C. for more than five years until January 1, 2001. He has been a director of the Company since 1975. Age 78.

D. Dean Spatz       Vice President of GE Osmonics, a manufacturer of water purification, fluid separation and fluid handling products and equipment,
                    Minnetonka, Minnesota, since March 3, 2003. He was Chairman and
                    Chief Executive Officer of Osmonics, Inc., a manufacturer of water purification, fluid separation and fluid handling products and equipment, Minnetonka, Minnesota, for more than five years until
                    February 28, 2003 when Osmonics, Inc. was acquired by GE Specialty
                    Materials, a unit of General Electric Company. He has been a director of the Company since 1994. He is also a director of S.I. Technologies,
                    Inc. Age 59.

Barrett A. Toan     Chairman and Chief Executive Officer of Express Scripts, Inc., a
                    pharmacy benefit management company, St. Louis, Missouri, for more than five years. He also served as President of Express Scripts, Inc.
                    for more than five years until April 2002. He has been a director of the
                    Company since November 2001. He is also a director of Express
                    Scripts, Inc. and United States Cellular Corporation. Age 55.

Directors Meetings and Committees

The following table provides information regarding the membership of and number of meetings during 2002 of the Company's Board of Directors and its committees.

                                                                   Corporate
                            Board of      Audit     Compensation   Governance
           Name             Directors   Committee    Committee     Committee
  -----------------------   ---------   ---------   ------------   ----------
  Nina V. Fedoroff              x
  David R. Harvey               x*
  W. Lee McCollum               x           x
  William C. O'Neil, Jr.        x                        x             x*
  J. Pedro Reinhard             x                        x             x
  Jerome W. Sandweiss           x           x
  D. Dean Spatz                 x           x*
  Barrett A. Toan               x                        x*            x
                            ----------  ----------  -------------  ----------
  ------------------------

  Number of 2002 Meetings       7           8            4             1
  ---------------------------------------------------------------------------

*  indicates Chairman

Each director attended at least 75% of the aggregate of the meetings of the Board and its Committees on which they served during 2002.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) financial reports and other financial information provided by the Company to the Securities and Exchange Commission or the public, (ii) the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established and (iii) the Company's auditing, accounting and financial processes generally. The Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such independent auditors, the Company's internal auditor, the CEO and the principal financial and accounting personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company's internal accounting controls, the Company's financial statements contained in the Company's Annual Report to Shareholders and other related matters. Committee members meet the independence requirements of Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.

Compensation Committee

The Compensation Committee reviews all areas of executive compensation and advancement within the Company, including administration of the Company's share option plans.

Corporate Governance Committee

The Corporate Governance Committee makes recommendations to the Board of Directors concerning the selection, qualification and compensation of members of the Board and its committees, as well as the size and composition of the Board and its committees. The Committee will consider nominees recommended by shareholders for election to the Board of Directors provided the names of such nominees, accompanied by relevant biographical information, are submitted in writing to the Secretary of the Company. In February of each year, the Committee generally proposes to the Board nominees for directors to be elected at the Company's Annual Meeting of Shareholders. Therefore, in order to be considered by the Committee, prospective nominee recommendations should be received by the Secretary no later than February 6th. The Committee also periodically reviews the Corporate Governance Principles adopted by the Board and makes recommendations to the Board concerning any changes deemed appropriate in such principles.

Director Compensation and Transactions

Directors who are employed by the Company receive no compensation or fees for serving as a director or for attending board or committee meetings. Directors who are not employed by the Company receive cash and stock compensation, as described below.

Cash Compensation

Each non-employee director received cash compensation of $15,000 in 2002 for being a member of the Board and its committees. In addition, each non-employee director also receives a fee for his or her participation in Board and committee meetings. The following table provides information related to the meeting fees paid to non-employee directors.

                                                                       Corporate
                                  Board of      Audit     Compensation Governance
                                  Directors Committee (1)  Committee   Committee
                                  --------- ------------- ------------ ----------
Participation in person (2)        $3,000      $1,000        $1,000      $1,000
Participation via conference call  $1,500      $  500        $  500      $  500
---------------------------------------------------------------------------------

(1)The Audit Committee Chairman received $2,000 for every meeting attended in person and $1,000 for every conference call in which he participated.

(2)Non-employee directors participating in person for meetings also received reimbursement of travel expenses.

Stock Compensation

On February 17, 1998, the Company adopted the Directors' Non-Qualified Share Option Plan of 1998 ("Directors' Plan"). The Directors' Plan, which permits the award of non-qualified stock options to purchase up to 400,000 shares of the Company's common stock, provides non-employee directors who do not beneficially own more than 1.0% of the Company's outstanding common stock with stock compensation as follows:

  . Newly elected directors will be granted options to acquire 10,000 shares of common stock upon the date of his or her initial election to the Board; and

  . Eligible directors serving on the Board on the day after any annual shareholder meeting, who have served on the Board for at least six months prior to the annual meeting will be granted options to acquire 2,000 shares of common stock on such date.

The four non-employee directors elected prior to November 13, 2001 and serving on the Board in May 2002 each received options to purchase 2,000 shares of common stock in 2002. If elected at the Meeting, the three non-employee directors elected November 13, 2001 together with the other non-employee directors will receive options to purchase 2,000 shares of common stock the day after that Meeting; however, if the 2003 Long-Term Incentive Plan is approved at the Meeting, the non-employee directors would receive 4,000 options pursuant to that plan.

The option price per share is equal to the fair market value of the common stock on the trading day prior to the date the option is granted. No option will vest or may be exercised to any extent until the holder has continually served as a director of the Company for at least three months from the date of grant, provided that such options shall vest and become exercisable upon termination of service by reason of death, disability or retirement, subject to the terms and conditions of the plan.

Pursuant to the Proposal on page 20 of this Proxy Statement, the Company has proposed that the shareholders approve a new 2003 Long-Term Incentive Plan. If approved, the Company would cease making new awards under the Directors' Plan and directors would receive future awards under the new plan.

              SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                        AND PRINCIPAL BENEFICIAL OWNERS

Directors and Executive Officers

The following table sets forth the amount of the Company's common stock beneficially owned by each of the directors and executive officers of the Company shown in the summary compensation table, and by all directors and executive officers of the Company as a group, all as of March 7, 2003, based upon information obtained from such persons:

                                                                         Shares
                                                                      Beneficially
         Name                         Company Position                Owned (1)(2)
----------------------- --------------------------------------------- ------------
Nina V. Fedoroff        Director                                          20,800 (4)

David R. Harvey         Director, Chairman, President and                291,690 (3)
                        Chief Executive Officer

Michael R. Hogan        Chief Financial Officer, Chief Administrative    107,700 (3)
                        Officer and Secretary

David W. Julien         President, Biotechnology                          54,225 (3)

W. Lee McCollum         Director                                          10,300 (4)

Jai P. Nagarkatti       President, Scientific Research                   123,035 (3)

William C. O'Neil, Jr.  Director                                          24,000 (4)

J. Pedro Reinhard       Director                                          10,000 (4)

Jerome W. Sandweiss     Director                                          34,000 (4)

D. Dean Spatz           Director                                          29,200 (4)

Barrett A. Toan         Director                                          10,000 (4)

Frank D. Wicks          President, Fine Chemicals                         80,604 (3)

Directors and executive                                                1,043,041 (3)
officers as a group
------------------------------------------------------------------------------------

(1)Each nominee has both sole voting power and sole investment power with respect to the shares set forth in the table opposite his or her name, except as follows: Mr. Hogan shares voting and investment power as to 34,100 shares held in joint tenancy with his spouse. Mr. Spatz shares voting and investment power as to 4,200 shares held in joint tenancy with his spouse. Shares owned separately by spouses are not included.

(2)Represents less than one percent (1%) of the Company's common stock outstanding as of March 7, 2003, for each of the named individuals and less than two percent (2%) for the group.

(3)Includes 120,000, 73,600, 38,000, 93,000, 63,315, and 676,695 shares subject to stock options that are exercisable as of, or within sixty days of, March 7, 2003, for Dr. Harvey, Messrs. Hogan and Julien and Drs. Nagarkatti and Wicks and for the directors and executive officers as a group, respectively.

(4)Includes 20,000, 10,000, 20,000, 10,000, 19,000, 20,000, and 10,000 shares awarded under the Directors' Non-Qualified Share Option Plan of 1998 for Ms. Fedoroff and Messrs. McCollum, O'Neil, Reinhard, Sandweiss, Spatz and Toan, respectively. These shares are exercisable as of March 7, 2003.

Principal Beneficial Owners

The following table sets forth information for each person or company that, to the knowledge of the Company, beneficially owned more than five percent (5%) of the Company's common stock as of March 7, 2003.


                                         Shares Beneficially Percent of Shares
             Name and Address                   Owned           Outstanding
  -------------------------------------- ------------------- -----------------
  Alfred R. Bader                            4,029,260 (1)          5.7%
  2961 North Shepard Avenue
  Milwaukee, WI 53211

  AIM Funds Management, Inc.                 4,491,800 (2)          6.3%
  5140 Yonge Street, Suite 900
  Toronto, Ontario M2N 6X7

  Janus Capital Management LLC               4,808,130 (3)          6.8%
  100 Fillmore Street
  Denver, CO 80206-4923

  State Farm Mutual Automobile Insurance     7,009,151 (4)          9.9%
  Company and related entities
  One State Farm Plaza
  Bloomington, IL 61710

  Vanguard Specialized Funds--               4,250,000 (5)          6.0%
  Vanguard Health Care Fund
  100 Vanguard Boulevard
  Malvern, PA 19355

  Wellington Management Company, LLP         4,259,500 (6)          6.0%
  75 State Street
  Boston, MA 02109
  ----------------------------------------------------------------------------

(1)As set forth in such person's Schedule 13G, signed January 27, 2003 and filed with the Securities and Exchange Commission February 11, 2003. Of the shares set forth opposite his name, Alfred R. Bader reports (i) sole voting power over 4,029,260 shares, (ii) shared voting power over none of the shares, (iii) sole dispositive power over 4,029,260 shares and (iv) shared dispositive power over none of the shares.

(2)As set forth in such company's Schedule 13G, signed February 13, 2003 and filed with the Securities and Exchange Commission February 18, 2003. Of the shares set forth opposite their name, AIM Funds Management, Inc. reports (i) sole voting power over 4,491,800 shares, (ii) shared voting power over none of the shares, (iii) sole dispositive power over 4,491,800 shares and (iv) shared dispositive power over none of the shares.

(3)As set forth in such company's Schedule 13G, signed February 14, 2003 and filed with the Securities and Exchange Commission February 14, 2003. Shares set forth opposite Janus Capital Management LLC represent shares owned by themselves and entities affiliated with Janus Capital Management LLC in which they hold more than a 50% indirect interest and holdings have been aggregated for the purposes of this filing. Of the shares set forth opposite its name, Janus Capital Management LLC reports (i) sole voting power over 4,407,630 shares, (ii) shared voting power over 400,500 shares, (iii) sole dispositive power over 4,407,630 shares and (iv) shared dispositive power over 400,500 shares. Janus Capital Management LLC noted that its ownership derived from its role as investment advisor to managed portfolios and that Janus Fund, one of the managed portfolios, was filing jointly with it because it was known to have the interest to more than 5% of the class, even though the purpose of acquiring such shares was not to change or influence control of the Issuer.

(4)As set forth in such company's Schedule 13G, signed January 31, 2003 and filed with the Securities and Exchange Commission February 10, 2003. Shares set forth opposite State Farm Mutual Automobile Insurance Company represent shares owned by entities affiliated with State Farm Mutual Automobile Insurance Company. The filing indicates that such entities may constitute a group but states that each person disclaims beneficial ownership as to all shares not specifically attributed to such entity in the filing and disclaims that it is part of a group. Of the shares set forth opposite their name, State Farm Mutual Automobile Insurance Company reports (i) sole voting power over 6,982,680 shares, (ii) shared voting power over 2,396 shares,
   (iii) sole dispositive power over 6,982,680 shares, and (iv) shared dispositive power over 26,471 shares.

(5)As set forth in such company's Schedule 13G, signed February 11, 2003 and filed with the Securities and Exchange Commission February 12, 2003. Of the shares set forth opposite its name, Vanguard Specialized Funds--Vanguard Health Care Fund reports (i) sole voting power over 4,250,000 shares, (ii) shared voting power over none of the shares, (iii) sole dispositive power over none of the shares and (iv) shared dispositive power over 4,250,000 shares. See note (6).

(6) As set forth in such company's Schedule 13G, signed February 14, 2003 and filed with the Securities and Exchange Commission February 24, 2003. Of the shares set forth opposite its name, Wellington Management Company, LLP reports (i) sole voting power over none of the shares, (ii) shared voting power over 9,500 of the shares, (iii) sole dispositive power over none of the shares and (iv) shared dispositive power over 4,259,500 shares in its capacity as investment adviser to various clients. It is reported that no such client was known to have the right or power to direct the receipt of dividends or sale proceeds with respect to more than 5% of the class except Vanguard Health Care Fund. See note (5).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, directors and persons who own beneficially more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission and any national securities exchange on which the Company's securities are listed and furnish the Company with copies of all Section 16(a) reports so filed. Based solely on a review of forms and certain written representations furnished to the Company, the Company believes that its executive officers and directors complied with all applicable Section 16(a) filing requirements during 2002.

Management Share Ownership Plan

The Company has a shareholding policy for the following positions:

                                                         Shareholding
                                                          Requirement
                           Position                    (salary multiple)
        ---------------------------------------------- -----------------
        Chairman & CEO                                         3X
        Business Unit Presidents, CAO and CFO                  2X
        Other Corporate Officers and Key Unit Officers         1X
        Vice Presidents, Key Country and Unit Managers        .5X

The policy was implemented in 2000, with three years allowed for participants in the United States and five years allowed for participants outside of the United States, to achieve the required investment level. At December 31, 2002, all members of these groups met the shareholding policy, with total holdings for the entire group of 437,643 shares.

                 INFORMATION CONCERNING EXECUTIVE COMPENSATION

The following table presents compensation information for the Chief Executive Officer and the four other most highly compensated executive officers based on salary and bonus in 2002 for the years ended December 31, 2002, 2001 and 2000:

                          Summary Compensation Table

                                                                       Long-term
                                                                      Compensation
                                                                 ----------------------
                                                                 Number of
                                       Annual Compensation         Shares
                                  ------------------------------ Underlying
                                            Bonus   Other Annual  Options      LTIP     All Other
Name/Position                Year  Salary    (1)    Comp. (2)(3)  Granted   Payouts (2) Comp. (4)
---------------------------- ---- -------- -------- ------------ ----------  --------   ---------
David R. Harvey              2002 $725,000 $115,928   $188,929     50,000    $300,525    $7,200
President, Chairman &        2001  700,000   46,200    320,381         --     488,662     6,720
Chief Executive Officer      2000  625,000   21,875         --     50,000          --     6,720
-------------------------------------------------------------------------------------------------
Michael R. Hogan             2002  415,000   66,359         --     25,000          --     7,200
Chief Financial Officer,     2001  400,000   28,900         --         --          --     6,720
Chief Administrative Officer 2000  353,500   12,372         --     30,000          --     6,720
& Secretary
-------------------------------------------------------------------------------------------------
David W. Julien              2002  290,000   46,371         --     25,000          --     7,200
President,                   2001  275,000   18,150         --         --          --     6,720
Biotechnology                2000  220,000    7,700         --     30,000          --     6,720
-------------------------------------------------------------------------------------------------
Jai P. Nagarkatti            2002  290,000   46,371     32,748     25,000      52,091     7,200
President,                   2001  275,000   20,650     51,467         --      78,500     6,720
Scientific Research          2000  235,000    8,225         --     30,000          --     6,720
-------------------------------------------------------------------------------------------------
Frank D. Wicks               2002  305,000   48,770     37,786     25,000      60,105     7,200
President,                   2001  290,000   19,140    102,934         --     157,000     6,720
Fine Chemicals               2000  245,000    8,575         --     30,000          --     6,720
-------------------------------------------------------------------------------------------------

(1)Amounts are earned and accrued during the fiscal years indicated and are paid subsequent to the end of each fiscal year pursuant to the Company's Annual Cash Bonus Program, discussed on page 16.

(2)The value of shares issued under the Incentive Stock Bonus Plan in 2002 and 2001 relate to performance in 1996 and 1995 respectively, and are presented as long-term incentive plan ("LTIP") payouts. Such values represent the aggregate market value of shares of common stock issued on the payout date. Cash payouts to cover Federal income taxes related to the issuance of such shares are presented as other annual compensation. Drs. Harvey, Nagarkatti and Wicks hold 4,000, 1,100 and 1,100 Bonus Units, respectively, as of December 31, 2002. Shares of common stock issuable upon vesting of such Bonus Units had a value of $194,800, $53,570 and $53,570, respectively, based upon the closing price of the Company's common stock as of such date. See "Incentive Stock Bonus Plan" on page 10 for further information.

(3)Excludes the value of personal use of automobiles and club memberships provided by the Company, the amounts of which are immaterial for each executive officer.

(4)Represents amounts contributed for each executive officer under the Company's 401(k) Retirement Savings Plan in 2002, 2001 and 2000, respectively.

Incentive Stock Bonus Plan

The Company's Incentive Stock Bonus Plan is administered by the Compensation Committee of the Board. See "Compensation Committee Report on Executive Compensation--Incentive Compensation" on page 16 of this Proxy Statement for information concerning the plan.

No bonus units were awarded to the named executive officers for performance in 2000 or 2001 and no bonus units will be awarded under the Incentive Stock Bonus Plan for the year ended December 31, 2002.

Stock Options

The Company's Share Option Plan of 2000 is administered by the Compensation Committee, which grants options to employees as the Committee determines, taking into account the employees' duties, their present and potential contributions to the success of the Company and such other factors as the Committee deems relevant. The exercise price of the options is determined by the Committee; however, no option may have an exercise price less than the fair market value of the shares at the date of the grant. Full payment for stock being purchased must be made in (i) cash or (ii) at the Committee's discretion in Company common stock at the time an option is exercised or (iii) at the Committee's discretion, a combination of (i) and (ii). Options are not transferable other than by will or by the laws of descent and distribution. Options expire ten years from the date of grant, although the Committee may grant non-qualified options with longer terms to participants outside of the United States. Options will generally terminate no later than twelve months after an optionee's termination of employment without cause (as defined in the plan), retirement, death or disability.

The following table sets forth information related to stock options granted to the named executive officers during the year ended December 31, 2002:

                             Option Grants in 2002

                                                                 Potential Realizable Value at
                  Number of                                      Assumed Annual Rates of
                    Shares   % of Total                          Stock Price Appreciation for
                  Underlying  Options     Exercise                  Option Term (3)
                   Options   Granted to     Price     Expiration -----------------------------
Name of Executive  Granted   Employees  ($/Share) (2)    Date        5%            10%
----------------- ---------- ---------- ------------- ----------   ----------     ----------
David R. Harvey   50,000 (1)    4.5%       $50.63      5/7/2012  $1,592,047     $4,034,559
Michael R. Hogan  25,000 (1)    2.3         50.63      5/7/2012     796,023      2,017,280
David W. Julien   25,000 (1)    2.3         50.63      5/7/2012     796,023      2,017,280
Jai P. Nagarkatti 25,000 (1)    2.3         50.63      5/7/2012     796,023      2,017,280
Frank D. Wicks    25,000 (1)    2.3         50.63      5/7/2012     796,023      2,017,280
----------------------------------------------------------------------------------------------

(1)Options vest at the rate of 20% per year beginning May 7, 2003, immediately upon a "change in control" or upon termination of employment by reason of death, disability or retirement. A "change in control" generally occurs when an individual, partnership, corporation or other entity acquires more than thirty-five percent of the outstanding shares of the Company's common stock and there is a change in the majority of the Directors of the Board (or other body supervising the employment of officers) within any four hundred day period.

(2)Exercise price equals the average of the high and low market price per share on the grant date.

(3)Presentation is required by Securities and Exchange Commission rules and is not intended to forecast possible future price appreciation of the Company's common stock.

Additionally, options to acquire 65,000 shares were granted to other executive officers at an exercise price of $50.63 and options to acquire 889,500 shares were granted to members of the management group at exercise prices ranging from $40.11 to $50.63.

The following table presents (i) stock options exercised by the named executive officers during the year ended December 31, 2002 and (ii) the unexercised options held by each named executive officer and the value of all in-the-money options as of December 31, 2002, as if all such in-the-money options were vested and exercisable as of December 31, 2002:

                    Aggregated Option Exercises in 2002 and
                      Option Values at December 31, 2002

                                           Number of Shares
                                        Underlying Unexercised     Value of Unexercised
                    Shares     Value         Options Held        In-the-Money Options (2)
                   Acquired   Realized ------------------------- -------------------------
       Name       On Exercise   (1)    Exercisable Unexercisable Exercisable Unexercisable
-----------       ----------- -------- ----------- ------------- ----------- -------------
David R. Harvey         --          --   100,000      100,000    $1,490,000    $802,500
Michael R. Hogan        --          --    57,000       73,000     1,021,650     803,100
David W. Julien     23,000    $477,465    29,000       51,000       306,050     394,200
Jai P. Nagarkatti   22,981     476,346    84,000       51,000     1,885,300     394,200
Frank D. Wicks      16,685     445,798    73,315       51,000     1,558,606     394,200
------------------------------------------------------------------------------------------

(1)Calculated as the aggregate market value per share of the Company's common stock on the day prior to the exercise date net of the aggregate exercise price per share.
(2)Calculated as the aggregate closing market price per share of the Company's common stock on December 31, 2002, for the total number of in-the-money shares under option, net of the aggregate value of all option exercise proceeds.

Equity Compensation Plan Information

The Company has three compensation plans under which its equity securities are authorized for issuance to employees or non-employees in exchange for goods or services: the Share Option Plan of 2000, the Directors' Non-Qualified Share Option Plan of 1998 and the Incentive Stock Bonus Plan. All of these plans have been approved by the Company's shareholders.

The following table shows for the Share Option Plans as a group and the Incentive Stock Bonus Plan the number of shares of common stock issuable upon exercise of outstanding options or payment of Incentive Stock Bonus Units at December 31, 2002, the weighted average exercise price of those options, and the number of shares of common stock remaining available for future issuance at December 31, 2002, excluding shares issuable upon exercise of outstanding options or payment of Incentive Stock Bonus Units:

               Equity Compensation Plan Table--December 31, 2002

                                                                         Number of Shares of Stock
                           Number of Shares of Stock  Weighted-average  Remaining and Available for
                           to be Issued Upon Exercise     Exercise     Future Issuance Under Equity
                           of Outstanding Options or      Price of     Compensation Plans (excluding
                           Payment of Incentive Stock   Outstanding      shares to be issued upon
      Plan Category               Bonus Units             Options          exercise or payment)
-------------------------- -------------------------- ---------------- -----------------------------
Share Option Plans                 3,766,515 (1)           $37.87                2,257,750 (2)
Incentive Stock Bonus Plan             8,150                   --                1,539,310
                                   ---------                                     ---------
   Total                           3,774,665                                     3,797,060 (3)
                                   =========                                     =========
----------------------------------------------------------------------------------------------------

(1)Includes 3,603,515 and 163,000 options outstanding under the Share Option Plans of 1987, 1995 and 2000, collectively, and the Directors' Non-Qualified Share Option Plan of 1998, respectively.

(2)Includes 2,021,750 and 236,000 shares available under the Share Option Plan of 2000 and the Directors' Non-Qualified Share Option Plan of 1998, respectively.

(3)If the 2003 Long-Term Incentive Plan is approved by the shareholders, the shares available for future issuance will be released and no awards would be granted under these plans.

Retirement Security Value Plan (Pension Plan)

The Sigma-Aldrich Retirement Security Value Plan is a tax-qualified, noncontributory retirement plan that provides all eligible employees, including the named executive officers, with a retirement benefit based upon a formula. The plan provides an annual addition to each participant's account, ranging from 2% to 5% of salary, depending on years of service. Each account is also credited with interest annually. In no event will the benefit provided by the Retirement Security Value Plan at retirement be less than the benefit provided by the previous pension plan formula for any employee who was a participant in the plan as of January 1, 1996. Pension credits have been and will continue to be restricted by the Internal Revenue Code limitations above certain levels of compensation, and the Company does not have a supplemental plan to provide benefits based upon earnings above these limitations. Taking into account these limitations and assuming that each executive officer continues employment with the Company until the normal retirement age of 65 at his current cash compensation level and that interest rates remain at December 31, 2002 levels, Drs. Harvey, Nagarkatti and Wicks and Messrs. Hogan and Julien would receive upon retirement an annual pension benefit in the form of a single life annuity of $67,887, $66,755, $76,378, $20,412 and $57,554 respectively, or at his election, a lump sum distribution based on the present value of such annual benefits.

Employment and Other Agreements

Employment Agreement with Dr. Harvey

Effective as of January 1, 2003, the Company entered into a new employment agreement (the "Employment Agreement") with Dr. Harvey for an initial term extending through December 31, 2005, with automatic one-year renewal periods thereafter unless 180 days' prior notice is provided. Under the Employment Agreement, Dr. Harvey will serve as the Company's Chief Executive Officer or in any other capacity, as determined by the Board of Directors. The Employment Agreement replaced a previous employment agreement, which would have expired no earlier than April 30, 2005 and was only applicable if there was a change in control of the Company.

Pursuant to the Employment Agreement, Dr. Harvey will receive a minimum annual base salary of $725,000, and he is also eligible to participate in the Company's annual bonus program and will be eligible for annual performance bonuses (with a target bonus of 67% of his annual base salary). In addition, Dr. Harvey will be entitled to participate in all retirement, disability, pension, savings, health, medical, dental, insurance and other fringe benefits or plans of the Company generally available to executive employees. The Compensation Committee will review Dr. Harvey's annual base salary and bonus opportunity each year but may not reduce Dr. Harvey's base salary below $725,000. During the two-year period commencing on a Change of Control (as defined in the Employment Agreement), Dr. Harvey's base salary and bonus opportunity may not be reduced below the level established by the Compensation Committee immediately prior to the Change of Control.

Pursuant to the Employment Agreement, the Compensation Committee will grant to Dr. Harvey options to purchase 40,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant, 20,000 shares of restricted Common Stock (subject to approval of the 2003 Long-Term Incentive Plan described on page 20 of this Proxy Statement by Company shareholders) and a performance bonus award under which Dr. Harvey may earn up to $1,000,000 cash as of December 31, 2005. Half of these awards will vest on December 31, 2005 if Dr. Harvey is still employed by the Company, and all or a portion of the other half of the awards will vest on December 31, 2005 if Dr. Harvey is still employed by the Company and the Company achieves performance goals established by the Board of Directors. The performance goals will be based upon the Company's achievement of performance equal to or better than the average performance of its peers with respect to one or more or a combination of revenue growth, earnings per share growth and growth in operating cash flow. The Board of Directors may modify the peer group annually, or may determine that the Company's performance will be measured against a weighted market basket index of companies in the three sectors corresponding to the Company's business--life sciences, biotechnology and chemicals. These three sectors will be appropriately weighted to reflect the percentage of the Company's business in each such sector. In determining performance of the Company relative to its peers, the Board of Directors in its discretion will make appropriate adjustments for acquisitions or divestitures, unusual or nonrecurring items which have a material effect and the impact of currency adjustments.

If the Company achieves the desired level of performance in calendar years 2003, 2004, and/or 2005, 16 2/3% of the package will vest for each year such performance is achieved provided Dr. Harvey is employed on December 31, 2005. Even if the Company does not achieve the desired level of performance in each of 2003, 2004, and 2005, the other half of the package will nonetheless vest in full if Dr. Harvey is employed on December 31, 2005 and the Company achieves the desired level of performance for the three-year period beginning January 1, 2003 and ending December 31, 2005.

The vesting of the awards will be accelerated if within 24 months after a Change of Control Dr. Harvey's employment is terminated by the Company or if Dr. Harvey terminates his employment for Good Reason. A pro rata portion of the awards will vest in the event of the termination of Dr. Harvey's employment as a result of his death or disability prior to December 31, 2005. A pro rata portion of 50% of the awards shall vest in the event of Dr. Harvey's involuntary termination with Cause (as defined in the Employment Agreement) prior to December 31, 2005.

If the Company terminates Dr. Harvey's employment for Cause (as defined in the Employment Agreement) or Dr. Harvey voluntarily terminates his employment without Good Reason (as defined in the Employment Agreement) prior to the end of the employment period, Dr. Harvey will receive his base salary through the date of termination but will not be entitled to any severance compensation or to any further base salary, bonus or benefits, unless otherwise provided by the applicable benefit plan or program. If the Company terminates Dr. Harvey's employment without Cause before or more than 24 months following a Change of Control (excluding any involuntary termination which is a direct result of a Change of Control and which occurs within 60 days before a Change of Control), Dr. Harvey will receive all accrued and unpaid base salary as of the date of termination and severance pay equal to one year of base salary and paid in installments over one year. If, within 24 months after a Change of Control or within 60 days before a Change of Control in the event of an involuntary termination without Cause which is a direct result of the Change of Control, the Company terminates Dr. Harvey's employment without Cause or Dr. Harvey terminates his employment with Good Reason, Dr. Harvey will receive all accrued and unpaid base salary as of the date of termination and severance pay equal to three years of base salary and paid in installments over three years. All payments will be subject to deductions for customary withholdings, including federal and state withholding taxes and social security taxes.

The Company's obligations will not be subject to offset to the extent Dr. Harvey receives compensation from any subsequent employer.

The Company's obligations under the Employment Agreement will terminate on the last day of the month in which Dr. Harvey dies or on the date as of which he first becomes entitled to receive disability benefits under the Company's long-term disability plan. The Company will pay to Dr. Harvey or his estate all accrued and unpaid base salary as of such date.

If any payment or distribution by the Company to Dr. Harvey would be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, then the payments will be decreased to the greatest amount that could be paid to Dr. Harvey such that receipt of the payments would not give rise to any such excise tax.

Dr. Harvey is also subject to current and post-employment confidentiality restrictions and non-competition and non-solicitation covenants during and for two years following his employment. The Employment Agreement provides that Dr. Harvey will use his best efforts both during and after his employment with the Company to protect the confidential, trade secret and/or proprietary character of the Company's confidential information. In addition, Dr. Harvey may not compete with the Company, directly or indirectly, and may not solicit the Company's customers or employees at any time during his employment or for two-years following the termination of his employment. Pursuant to the Employment Agreement, Dr. Harvey will also disclose and assign his right in all of his work-related ideas, inventions and discoveries to the Company except for patents currently held by Dr. Harvey developed outside of his employment with the Company.

Employment Agreements with Other Named Executive Officers

Pursuant to the Board of Director's approval, the Company has amended its existing employment agreements with Drs. Nagarkatti and Wicks and Messrs. Hogan and Julien (the "Employment Agreements") to revise the definition of a change in control to conform with the definition specified in the Company's 2003 Long-Term Incentive Plan. The Employment Agreements provide severance compensation (with an offset for monies earned elsewhere under certain defined situations) to each of these executives in the event of his cessation of employment with the Company or any of its subsidiaries after the occurrence of a change in control of the Company. "Change in control" is defined as (a) a change in the composition of a majority of the Board of Directors, (b) an acquisition of more than 25% of the Company's Common Stock or voting power, except certain acquisitions by specified types of affiliates, (c) a reorganization, merger, share exchange, or consolidation, unless (i) the Company's shareholders possess more than 50% of the surviving company's outstanding common stock and the combined voting power of the outstanding voting stock entitled to vote in the election of directors, (ii) no person or group who did not own 25% or more of the Company's Common Stock or the outstanding voting stock entitled to vote in the election of directors before the change in control owns 25% or more of the common stock or the outstanding voting stock entitled to vote in the election of directors of the surviving company, and (iii) at least a majority of the Board of Directors of the surviving company were incumbent directors of the Company before the change in control, (d) the sale or disposition of all or substantially all of the Company's assets, or (e) a shareholder-approved liquidation or dissolution of the Company.

These Employment Agreements may be terminated upon 60 days notice given by either the executive or the Company, provided that this 60 day termination right will no longer be available to the Company after a change in control of the Company. Unless notice is given to the contrary, the three-year term of the Employment Agreements is automatically extended for an additional year at the end of each agreement year. Compensation covered by the Employment Agreements is set annually by either the Compensation Committee or the Board of Directors. After a change in control of the Company, the executive's total cash compensation (salary plus bonus) may not be reduced below the level in effect immediately prior to the change in control. After a change in control, if the executive's employment terminates, the executive shall continue to receive the same compensation through the remaining term of the employment agreement as severance. The amount of severance shall be reduced by any compensation received by the executive for personal services from employment other than with the Company during the term of the employment agreement. No payments are made under the Employment Agreements if the cessation of employment is due to death. If a change in control of the Company had occurred as of March 7, 2003, and the employment of the named executive officers of the Company had been terminated, Drs. Nagarkatti and Wicks and Messrs. Hogan and Julien would have collectively received $3,382,000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Committee

The Committee is composed of the three members named below, none of whom is an employee of or is involved in any interlocking relationship with the Company.

Compensation Policy

The Committee believes that increasing share value on a long-term basis is the goal of shareholders. The Company's compensation policy is designed to motivate employees to improve productivity and performance, resulting in increased profitability and, thus, improvement in shareholder value. Compensation for the Company's executive officers includes three components: (1) salary, (2) an annual cash bonus and (3) long-term incentive compensation. The Company has no long-term employment contracts with any of its executive officers other than the Employment Agreements described on page 12 of this Proxy Statement. The Company's policy is to structure compensation such that any executive compensation in excess of $1 million is tax deductible for the Company.

During 2002, the Company engaged a national consulting firm to review the compensation of its executive officers compared to competitors and companies comparable in size with similar growth goals. The consultant compared the compensation of the executive officers, including the Chief Executive Officer
(CEO), to total compensation received by executives in similar positions at competitor and peer companies. Based on the review, the Committee made recommendations on the CEO's and other executive officer's compensation for 2003, including the Proposed Plans described on page 16 of this Proxy Statement.

Components of Executive Compensation

Salary

The Committee reviews with the CEO an annual salary plan for the Company's executive officers and then approves such plan with any modifications it deems appropriate. The Committee approves the salary plan after assessing the Company's overall performance, including a general review of the operating results of the Company, its competitors and its peers and the executive officers' responsibilities, performance and compensation received by executives in similar positions. The review of operating results is general in nature. In reviewing the individual executive officers' responsibilities and performance, the Committee also considers their non-financial contributions to the Company, such as the quality and progress of research, marketing, production and process improvement activities. The Committee performs its review in a general, subjective manner with consideration given to all factors. The Committee generally believes that salaries for the Company's executive officers should be at the 50th percentile of comparable companies if performance is similar to those peer companies.

Based upon the business knowledge and experience of the Committee members, they believe that the executive officers' salaries are appropriate in view of the level of responsibilities and contributions by each executive officer.

Annual Cash Bonus Program

The Company has an annual cash bonus program for all management employees to further align the interests of management with its shareholders. Employees included in the bonus program are eligible for annual payments only to the extent the Company meets certain predetermined financial goals.

For 2002, the performance goals were based on sales and operating income growth and return on assets. The maximum cash payment for eligible employees was set at between 10% and 30% of their annual salary, based on their expected contribution to meeting Company objectives. Based on 2002 sales and operating income increases and return on assets, actual cash bonus payments in 2003 were between 5.3% and 16.0% of eligible employees' annual salaries.

Incentive Compensation

The review of executive officer's compensation described above resulted in a Committee recommendation and Board approval to adopt the 2003 Long-Term Incentive Plan described below. Until this plan is approved by shareholders, the Incentive Stock Bonus Plan and the Share Option Plan of 2000 will be used to provide incentive compensation to the Company's executive officers and other senior managers.

Proposed Plans. In March 2003, the Committee recommended, and the Board approved, the adoption of the proposed 2003 Long-Term Incentive Plan (the "2003 LTIP"). The 2003 LTIP supersedes the Company's Share Options Plans of 1987, 1995 and 2000, the Directors' Non-Qualified Share Option Plan of 1998 and the Incentive Stock Bonus Plan (the "Prior Plans"). The Prior Plans provided only for the issuance of stock options or, in the case of the Incentive Stock Bonus Plan, incentive stock bonus units. The 2003 LTIP provides for the issuance of stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards. See "Approval of the 2003 Long-Term Incentive Plan" beginning on page 20 of this Proxy Statement for additional information about the 2003 LTIP.

In March 2003, the Committee recommended, and the Board approved, the adoption of the proposed Cash Bonus Plan. The Cash Bonus Plan provides a bonus to management employees of the Company, including the Chief Executive Officer. See "Approval of the Cash Bonus Plan" beginning on page 31 of this Proxy Statement for additional information about the Cash Bonus Plan.

The implementation of the 2003 LTIP and the Cash Bonus Plan is subject to shareholder approval. The Committee believes these two plans are important mechanisms to motivate key personnel to produce a superior return to the shareholders of the Company and to align management incentives closely with the Company's performance and shareholder value. The Company strongly recommends their adoption by the shareholders.

Incentive Stock Bonus Plan. Awards from the Company's Incentive Stock Bonus Plan (the "Plan"), a shareholder-approved plan implemented in 1978 and amended in 1996, are tied directly to the Company's annual operating results. The Plan provides generally that, if the Company's pre-tax operating income has increased by at least 10% over the prior year, the Committee establishes a Bonus Pool, with the maximum amount determined by the following formula:


                                         Maximum Bonus Pool
                       Percentage      as a percentage of the
                   increase in pre-tax  increase in pre-tax
                    operating income      operating income
                    ----------------   ----------------------
                      Less than 10%              --
                       10.0-12.4%               3.0%
                       12.5-14.9%               4.0%
                      15% and above             5.0%

The Committee fixes the maximum dollar amount of Bonus Units and Tax Offset Bonus Units which may be awarded to Dr. Harvey during the first 90 days of each calendar year. After the end of each calendar year, but prior to the award of Units, the Committee will certify in writing whether the performance goals under the plan have been met. If pretax operating income for the year has reached a level sufficient to generate a Bonus Pool, the Committee will allocate Bonus Units to Dr. Harvey in an amount not to exceed the maximum set by the Committee during the first 90 days of the calendar year. If a positive value remains in the Bonus Pool after subtracting the value of the Bonus Units awarded to Dr. Harvey, the remaining Bonus Units may be awarded by the Committee to participants designated by the Committee. The Units will initially be valued at the closing price of the Company's common stock on the day before the date of the awards. All awards are made within 30 days after the end of the first quarter of the year following the year for which the awards are earned.

The Committee reviews with Dr. Harvey its recommendation for awards of Bonus Units to the executive officers (other than Dr. Harvey) and other senior managers. In the course of this review, the Committee considers performance evaluations of each of the executives and senior managers and separately considers and sets the award to Dr. Harvey. In establishing the amount of the Bonus Pool and the specific awards to the executive officers the Committee takes into account operating results and other criteria in a review similar to that described under Salary above. Because his responsibilities have more impact on the Company's current and future operating results, the Committee feels that Dr. Harvey should have a greater proportion of his annual compensation tied directly to the Company's performance. Accordingly, Dr. Harvey has a greater participation in the Incentive Stock Bonus Plan than do the other executive officers.

The Plan provides for issuance of one share of the Company's common stock for each Bonus Unit awarded. Shares are issued only after the participant has been employed for five years following the year for which an award has been made (or earlier in certain limited circumstances). As a result, the value of Bonus Units awarded for any year under the Plan is sensitive to the market price of the Company's common stock over a five-year period, thus providing the participant with a longer-term perspective. The Plan also provides for payment of cash when the shares are issued so that the participant is not compelled to sell any of the shares in order to pay Federal income taxes and, in the case of Dr. Harvey, Tax Offset Bonus Units. The cost of the Plan since its inception has ranged between 1.0% and 1.5% of cumulative pre-tax income, except for 1994, 1998, 1999, 2000 and 2001 during which no bonus units were awarded and for 2002 for which no bonus units will be awarded. The Committee expects that the future cost will continue to constitute between 1.0% and 1.5% of the Company's cumulative pre-tax income; however, if the 2003 Long-Term Incentive Plan is approved at the Meeting, no additional cost will be incurred under this Plan. See "Incentive Stock Bonus Plan" on page 10 of this Proxy Statement for additional information concerning this plan.

Share Option Plan of 2000. Each year, the Committee considers the desirability of granting options under the Company's Share Option Plan of 2000 to key employees. The Committee believes that granting stock options is desirable because it directly correlates long-term compensation of key employees with share price appreciation. In determining grants, the Committee generally considers the same factors as those discussed under Salary above. The Committee does not consider the amounts or terms of prior stock option grants in determining current grants. Stock options for 150,000 shares of the Company's common stock were granted to the named executive officers in 2002. See "Stock Options" on page 10 of this Proxy Statement for additional information concerning this plan.

2002 Chief Executive Officer's Compensation

The Committee's approach is to have a large amount of Dr. Harvey's compensation dependent on Company performance. In measuring performance, consideration is given to the various measures described in the Components of Executive Compensation--Salary on page 15 of this Proxy Statement.

In setting Dr. Harvey's salary for 2002, the Committee recognized Dr. Harvey's leadership, as well as considered compensation levels for CEO's of competitors and companies of similar size and with similar performance. Based on this review, the Committee increased his salary by 3.6%.

Dr. Harvey received a bonus of $115,928 for 2002 as well as options for 50,000 shares of stock. The bonus is pursuant to the Company's annual cash bonus program (described on page 15 of this Proxy Statement) and reflects improved growth in operating income and a higher return on assets. The option award reflects Dr. Harvey's level of responsibilities.

The Company did not award Bonus Units under the Incentive Stock Bonus Plan in 2002 since the increase in earnings in 2001 did not meet plan minimums.

For the other executive officers, the Committee determined that 2002 compensation should reflect the Company's performance, the level of the officers' responsibilities and any changes thereto during the year, and the officers' contribution to strategic initiatives that will drive future growth. The Committee believes that the compensation policies and programs it has implemented have committed the executive officers of the Company to achieve long-term improvement in operating results.

Effective as of January 1, 2003, the Committee approved a new employment agreement with Dr. Harvey. The terms and conditions of this employment agreement are discussed in detail under Information Concerning Executive Compensation--Employment and Other Agreements beginning on page 12 of this Proxy Statement. The Board of Directors has also approved certain amendments to the employment agreements with Drs. Nagarkatti and Wicks and Messrs. Hogan and Julien to revise the definition of a change in control to conform with the definition specified in the Company's proposed 2003 Long-Term Incentive Plan. The terms and conditions of these amended employment agreements are discussed in detail under Information Concerning Executive Compensation--Employment and Other Agreements beginning on page 12 of this Proxy Statement.

                                          COMPENSATION COMMITTEE

                                          William C. O'Neil, Jr.
                                          J. Pedro Reinhard
                                          Barrett A. Toan (Chairman)

                               PERFORMANCE GRAPH

The following performance graph compares the Company's cumulative shareholder return (stock price appreciation plus reinvestment of dividends) for a five year period ended December 31, 2002, with that of the Standard & Poor's 500 Composite Stock Price Index and an index of the companies included in the Value Line Chemical Specialty Industry Group, assuming that $100 was invested in each on December 31, 1997, and that all dividends were reinvested. These indices are only included for comparative purposes as required by Securities and Exchange Commission rules and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's common stock, and are not intended to forecast or be indicative of possible future performance of the common stock.

                                    [CHART]

        Sigma-Aldrich       Standard & Poors 500       Chemicals:Specialty
         Corporation
1997        $100.00           $100.00                  $100.00
1998          74.55            128.40                    88.95
1999          77.05            154.44                    87.98
2000         101.17            138.78                   107.02
2001         102.19            120.68                   128.64
2002         127.19             92.48                   139.16



                                    1997   1998   1999   2000   2001   2002
                                   ------ ------ ------ ------ ------ ------
    Sigma-Aldrich Corporation      100.00  74.55  77.05 101.17 102.19 127.19
    Standard & Poor's 500          100.00 128.40 154.44 138.78 120.68  92.48
    Value Line: Chemical Specialty 100.00  88.95  87.98 107.02 128.64 139.16

In this Proxy Statement, the Company used as a performance graph comparison index those companies comprising the Value Line Chemical Specialty Industry Group (the "Group"). The 2002 Group includes the following companies: A R T International Inc., ADM Tronics Unlimited Inc., Advanced Materials Group Inc., Adven Inc., AEP Industries Inc., Agrium Inc., Airgas Inc., Alcide Corp., Amcol International Corp., American Biltrite Inc., American Pacific Corp., American Vanguard Corp., Arch Chemicals, Atlantis Plastics Inc., Avery Dennison Corp., Balchem Corp., Cabot Microelectronics Corp., CFC International Inc., CPAC Inc., Crompton Corp., Crystal Systems Solutions Ltd., Ecolab Inc., Eden Bioscience Corp., Engelhard Corp., Epolin Inc., Escagenetics Corp., Ethyl Corp., Ferro Corp., Flamemaster Corp., Flexible Solutions International Inc., Foamex International Inc., H.B. Fuller Co.,

Glassmaster Co., Great Lakes Chemical Corp., Haber Inc., Hercules Inc., Hexcel Corp., Hienergy Technologies Inc., Human Pheromone Sciences Inc., Humatech Inc., International Flavors & Fragrances, International Specialty Products, JLM Industries Inc., KMG Chemicals Inc., Kyzen Corp., Lesco Inc., Lubrizol Corp., Luna Technologies International Inc., Lydall Inc., MacDermid Inc., Mace Security International Inc., Martek Biosciences Corp., Material Sciences Corp., Metal Arts Inc., Millennium Cell Inc., Minerals Technologies Inc., Nanophase Technologies Corp., Nevada Chemicals Inc., NL Industries Inc., Octel Corp., Oil Dri Corp., OM Groups, Omnova Solutions Inc., Park Electrochemical Corp., Penford Corp., Planet Polymer Technologies Inc., Polymer Solutions Inc., Polyone Corp., Powerball International Inc., Praxair Inc., PW Eagle Inc., Quaker Chemical Corp., Rohm & Haas Co., RPM Inc., A. Schulman Inc., Sherwin Williams Co., SICO Inc., Small Town Radio Inc., Southwall Technology, Special Metals Corp., Stepan Co., Summit Environmental Inc., SurModics Inc., Symyx Technologies Inc., Technical Ventures Inc., Terra Nitrogen Co., Tor Minerals International Inc., Tredegar Corp., U.S. Home & Garden Inc., UFP Technologies Inc., Uniroyal Technology Corp., Urecoats Industries Inc., Valspar Corp. and Wellman Inc.

The 2002 Group added A R T International Inc., Advanced Materials Group Inc., CFC International Inc., Crystal Systems Solutions Ltd., Epolin Inc., Escagenetics Corp., Haber Inc., Hienergy Technologies Inc., Human Pheromone Sciences Inc., Humatech Inc., KMG Chemicals Inc., Kyzen Corp., Luna Technologies International Inc., Millennium Cell Inc., Planet Polymer Technologies Inc., Polymer Solutions Inc., Polyone Corp., Powerball International Inc., PW Eagle Inc., Small Town Radio Inc., Summit Environmental Inc., Technical Ventures Inc. and Urecoats Industries Inc. The 2002 Group deleted Carbide/Graphite Group Inc., Eco Soil Systems Inc., Jillin Chemical, WD-40 Co. and Worldwide Petromoly Inc. With these exceptions, which resulted solely from the independent action of Value Line, the 2002 and 2001 Groups are identical.

                 APPROVAL OF THE 2003 LONG-TERM INCENTIVE PLAN

On March 7, 2003, the Board of Directors adopted the Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan (the "2003 LTIP"). The effectiveness of the 2003 LTIP is subject to shareholder approval. If not approved by March 7, 2004, all prior awards under the 2003 LTIP will be voided.

The purpose of the 2003 LTIP is to motivate key personnel to produce a superior return to the shareholders of the Company by offering these individuals an opportunity to benefit from stock appreciation through stock ownership. The 2003 LTIP is intended to make it easier for these individuals to own stock in the Company and to reward them for achieving a high level of corporate performance as well as help the Company recruit and retain key personnel of outstanding ability.

As of December 31, 2002 options or awards to acquire an aggregate of 3,774,665 shares were outstanding under the Sigma-Aldrich Corporation Share Option Plans of 1987 (the "1987 Plan"), 1995 (the "1995 Plan") and 2000 (the "2000 Plan"),
the Sigma-Aldrich Corporation Directors' Non-Qualified Share Option Plan of 1998 (the "1998 Plan") and the Incentive Stock Bonus Plan (the "Stock Bonus Plan") (collectively, the "Other Plans"), and 3,797,060 shares were available for the grant of additional awards under the 2000 Plan, the 1998 Plan and the Stock Bonus Plan. If the 2003 LTIP is approved by the shareholders, no further options will be issued under the 2000 Plan or the 1998 Plan and no awards would be issued under the Stock Bonus Plan, and the balance of the shares that have been reserved for issuance under the 2000 Plan, the 1998 Plan and the Stock Bonus Plan, for which no options or other awards have been granted, will be released from the 2000 Plan, the 1998 Plan and the Stock Bonus Plan. The 1987 Plan was discontinued upon the approval of the 1995 Plan and the 1995 Plan was discontinued upon the approval of the 2000 Plan.

Principal Features of the 2003 LTIP

The full text of the 2003 LTIP is set forth in Appendix A hereto, and shareholders are urged to refer to it for a complete description of the 2003 LTIP. The summary of the principal features of the 2003 LTIP that follows is qualified entirely by the reference.

The Compensation Committee (the "Committee") will administer the 2003 LTIP and grant awards under the 2003 LTIP, except with respect to awards for non-employee directors, in which case the Board of Directors will administer the 2003 LTIP. The Committee has the power to interpret the 2003 LTIP, to determine the terms of the agreements or certificates, and to make all other determinations necessary or advisable for the administration of the 2003 LTIP, including to accelerate the vesting and permit the immediate exercisability of awards under circumstances it deems appropriate. If the Committee determines that the restrictions imposed by the Plan preclude the achievement of the 2003 LTIP's material purpose in jurisdictions outside the U.S., the Committee may modify the restrictions for the 2003 LTIP as necessary or appropriate. In addition, the Committee may delegate all or any part of its authority under the 2003 LTIP to the Chief Executive Officer for purposes of determining awards of options solely to participants who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, subject to certain limitations.

Under the 2003 LTIP, 5,500,000 shares of Common Stock will be initially available. This number of shares will be increased by any shares forfeited under the Other Plans after the effective date of the 2003 LTIP. Shares issued under the 2003 LTIP may be authorized and unissued shares or treasury shares. Any shares subject to an award under the 2003 LTIP which are not used because the award expires, the conditions of the award are not met, or the award is forfeited may be used again for an award under the 2003 LTIP. Any shares covered by a stock appreciation right in excess of the number of shares issued, used to pay a purchase or exercise price, or used to satisfy tax withholdings may also be used again under the 2003 LTIP. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited award or any award settled in cash in lieu of shares will be available for further awards. The Nasdaq closing price of the Common Stock on March 7, 2003 was $42.60 per share.

All full-time and part-time employees (including officers and directors who are employees), non-employee directors (except with respect to grants of incentive stock options) and consultants and advisors (except with respect to grants of incentive stock options) of the Company and its affiliates will be eligible to participate in the 2003 LTIP at the discretion of the Committee. As defined in the 2003 LTIP, an "affiliate" is any corporation that is a subsidiary of the Company and, for purposes other than the grant of incentive stock options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any subsidiary owns a significant equity interest, as determined by the Committee. An award may be granted to an employee in connection with hiring, retention or otherwise prior to the date the employee first performs services for the Company or an affiliate, but these awards will not become vested prior to the date the employee first performs services. Approximately 600 individuals are currently eligible to participate in the 2003 LTIP.

Each award will be evidenced by an agreement or certificate setting forth the terms and conditions of the award, including the term of the award, which will not be greater than ten years, except that the Committee may award non-qualified stock options with a term not exceeding seventeen years to participants who are located outside the United States. All awards are non-transferable unless the agreement or certificate or the Committee permits the participant to transfer an award, except that non-employee directors are permitted to transfer awards to certain family members or affiliated entities.

Types of Awards

General. The Committee has the discretion to award options, stock appreciation rights, restricted stock, performance shares and other stock-based awards.

Options. Options will be either incentive stock options or non-qualified stock options. Incentive stock options may not be granted to non-employee directors, consultants or advisors. The purchase price of the option will be set forth in the agreement or certificate but may not be less than 100% of the fair market value of a share on the grant date. "Fair market value," as defined, generally means the closing sales price of the Common Stock. Options, once issued, may not be repriced without first obtaining the approval of the shareholders. The purchase price will be payable in full at the time of exercise, but, to the extent permitted by law and by the Committee and in accordance with rules adopted by the Committee, participants may simultaneously exercise options and sell the shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale to pay the purchase price of the shares. The purchase price may be paid (a) in cash, (b) if the Committee so permits, through delivery or tender to the Company of shares held, either actually or by attestation, by the participant for at least six months or (c) if the Committee so permits, a combination of (a) and (b), unless otherwise provided in the agreement or certificate. However, no shares may be tendered in exercise of an incentive stock option if the shares were acquired by the participant through the exercise of an incentive stock option unless (a) the shares have been held by the participant for at least one year and (b) at least two years have elapsed since the grant date. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price and establish rules and procedures therefor.

Incentive Stock Options. A participant may not hold incentive stock options with a fair market value (determined as of the date of grant) in excess of $100,000 in the year in which they are first exercisable if this limitation is necessary to qualify the option as an incentive stock option. If, when an incentive stock option is granted, the participant possesses more that 10% of the total voting power of all of the stock of the Company and its subsidiaries, the option price for the incentive stock option will be at least 110% of the fair market value of the shares subject to the option on the grant date, and the option will expire five years after the grant date. Incentive stock options may only be granted to employees of the Company or its subsidiaries.

Non-Qualified Options Granted to Non-Employee Directors. The Board of Directors may from time to time determine that each individual who is elected or appointed as a non-employee director receive an award as compensation, in whole or in part, for the individual's services as a director. In determining the level of awards for non-employee directors, the Board of Directors may consider such factors as compensation practices of comparable companies with respect to directors, consultants' recommendations and any other information the Board of Directors deems appropriate. In the absence of action by the Board of Directors, each individual who is first elected or appointed to the office of director as a non-employee director after adoption of the 2003 LTIP will receive:

    (i)an option to acquire 10,000 shares on the date of his or her initial election or appointment as a director; and

   (ii)if the non-employee director has served on the Board of Directors for at least six months, an option to acquire 4,000 shares on the date after any annual shareholder meeting thereafter, including the 2003 annual meeting.

A "non-employee director" is any director who is not an employee of the Company, a parent (as defined) or a subsidiary. These options will have a purchase price of 100% of the fair market value of the shares on the grant date and a ten-year term.

No option will vest or may be exercised to any extent until the participant has served as a director of the Company continuously for at least three months from the date of grant. Except as provided in the next two paragraphs, an option may not be exercised by the participant unless he or she is then, and continuously after the grant of the option has been, a director of the Company.

An option granted to a non-employee director will be transferable or assignable only (a) by will, (b) by the laws of descent and distribution, (c) pursuant to a qualified domestic relations order, (d) to immediate family members, (e) to a trust or trusts for the exclusive benefit of the non-employee director or immediate family members, or (f) to a partnership in which the non-employee director or immediate family members are the only partners, except that there may be no consideration for any transfer (except as expressly permitted by the Board of Directors) and subsequent transfers of these options are prohibited except in accordance with clauses (a), (b) and (c). Following the transfer, these options will continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer; however, the director service requirement, the events of death, disability or termination or removal and, if applicable, the tax withholding obligations will continue to be applied with respect to the non-employee director, following which the options will be exercisable by the transferee only to the extent, and for the periods, specified in the terms of the award.

Except as provided below, if a participant ceases to serve as a director of the Company for any reason prior to the lapse of the three month vesting period described above, the participant's right to exercise the related portion of the option will terminate. If a participant ceases to serve as a director of the
Company:

  . for any reason other than termination for cause, he or she will have the right to exercise an unexpired option at any time within twelve months after his or her termination to the extent his or her right to exercise the option has vested and has not previously been exercised at the date of termination, except if the participant is terminated as a result of his or her death, disability or retirement, the participant or his or her successor may exercise all of his or her options as described, whether or not the three month vesting period has elapsed;

  . for cause, any and all options of the participant will automatically expire upon termination.

In all of the cases cited above, the exercise period of one or more options may be extended by a vote of a majority of the directors whose options are not being extended, except that no option may be exercised more than ten years after the date on which the option was granted. For purposes of the above paragraph,

  . "cause" means habitual drug use or drunkenness, embezzlement of Company funds, conduct which is injurious to the Company, or conviction of a felony, all as determined in good faith by the Board of Directors;

  . "disability" means that the participant has suffered physical or mental incapacity of a nature that prevents him or her from engaging in or performing the principal duties of his or her customary employment or occupation on a continuing or sustained basis; all determinations as to the date and extent of disability of any participant shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable; and

  . "retirement" means the termination of service after either attainment of age 65 or the normal retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

Stock Appreciation Rights. Stock appreciation rights entitle the participant, subject to their terms and conditions, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than 100% of the fair market value of the shares on the grant date. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. If issued in connection with an option, the Committee may impose a condition that its exercise cancels the connected option and/or that exercise of the connected options cancels the stock appreciation right. Each stock appreciation right may be exercisable in whole or in part according to the agreement or certificate. Except as otherwise provided in the agreement or certificate, upon exercise of a stock appreciation right, the participant will receive cash, stock or a combination of cash and stock (as determined by the Committee if not otherwise specified in the award) as promptly as practicable after exercise. The agreement or certificate may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right.

Performance Shares. Performance shares will entitle the participant to future payments based upon the achievement of performance targets (as described below) established in writing by the Committee. The agreement or certificate may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and will provide for the timing of payment. The agreement or certificate may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance shares awarded to a participant, upon the terms and conditions as will be set forth in the agreement or certificate, upon the occurrence of certain events, which may include a fundamental change, the participant's death or disability, a change in accounting practices of the Company or its affiliates, or, with respect to payments in stock for performance share awards, a reclassification, stock dividend, stock split or stock combination as provided in the 2003 LTIP. A "fundamental change" generally means a dissolution or liquidation of the Company, a sale of substantially all of the Company's assets (in one or a series of transactions), a merger or consolidation of the Company, regardless of whether the Company is the surviving entity, or a statutory share exchange. To the extent cash is distributed, a performance share earned after the conclusion of the performance period will have a value equal to the fair market value of a share of Common Stock on the last day of the performance period. Following conclusion or acceleration of each performance period, the Committee will determine the extent to which performance targets have been attained, any other terms and conditions have been satisfied and payment is due.

Restricted Stock. Restricted stock may be granted in the form of shares registered in the name of the participant but held by the Company until the restrictions have lapsed. Restricted stock may, in the discretion of the Committee, provide dividends and voting rights prior to vesting. The Committee in its discretion may establish any employment conditions, performance conditions (as described below), or restrictions on transferability. The term of the award will be established by the Committee in its discretion and included in the applicable agreement or certificate, provided that the minimum term will not be less than one year, subject to the terms and conditions of the 2003 LTIP.

Other Stock-Based Awards. The Committee may also grant other stock-based awards in its sole discretion, including, without limitation, those awards pursuant to which shares may be acquired in the future, such as awards denominated in stock, stock units, securities convertible into stock and phantom securities. The Committee may, in its sole discretion, direct the Company to issue shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the award to which the shares relate.

Performance Targets and Conditions. Any performance targets related to performance share awards, and any performance conditions related to the lapse of restrictions on restricted stock awards, will be determined by the Committee and will be based on performance targets that consist of one or any combination of two or more of sales growth, operating income, return on assets, stock price, earnings per share, cash flow, market share, costs, or debt to equity ratio.

Termination of Employment

Except as otherwise determined by the Committee or provided in the applicable agreement or certificate (which may provide for an extension of the exercisability of options or stock appreciation rights), the following describes the treatment of awards upon termination of employment of a participant.

Options and Stock Appreciation Rights. With respect to options and stock appreciation rights held by employees, except as otherwise provided in the applicable agreement or certificate or below, if, prior to the expiration of twelve (12) months from the date of grant (the "Non-Exercise Period"), the participant's employment with the Company and every affiliate terminates for any reason, the participant's right to exercise the option or stock appreciation right will terminate. Unless otherwise specified in the agreement or certificate, the following provisions will apply upon termination of employment after the lapse of the Non-Exercise Period:

  . Without cause or retirement. If the participant's employment is terminated with the Company and every affiliate (a) by the Company and every affiliate without cause or (b) because of retirement, the participant may exercise the unexercised portion of the option or stock appreciation right at any time for twelve months after the date of termination or retirement, in whole or in part, (a) in the case of termination without cause, to the extent he or she could have exercised the option or stock appreciation right if the participant had remained employed during the twelve month period, or (b) in the case of retirement, to the extent of any or all of the options or stock appreciation rights held by the participant, whether or not the Non-Exercise Period has elapsed.

     "Cause" means the failure by a participant to perform his or her duties with the Company, a parent or a subsidiary as a result of incompetence or willful neglect or the willful engaging in conduct which is injurious to the Company, a parent or any subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, including, without limitation, the existence of a conflict of interest or the commission of a crime, all as determined in good faith by the Board of Directors. "Retirement" means the termination of employment after either attainment of age 65 or a retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

     If the participant dies within this twelve month period, the option or stock appreciation right may be exercised at any time during the twelve months after the date of the death of the participant by his or her successor, (a) in the case of termination without cause, to the extent he or she could have exercised the option or stock appreciation right if the participant had remained employed during the twelve month period, or (b) in the case of retirement, to the extent of any or all of the options or stock appreciation rights held by the participant, whether or not the Non-Exercise Period has elapsed.

     Any unexercised portion will terminate immediately if and when the participant becomes an employee, agent or principal of a competitor of the Company, or of any affiliate, without the consent of the Company.

  . Death or disability. If the participant's employment is terminated with the Company and every affiliate because of death or disability while in the employ of the Company or any affiliate, the option or stock appreciation right may be exercised by the participant or by his or her personal representative at any time during the twelve month period after the date of death or disability for the total number of shares subject to the participant's options or stock appreciation rights, whether or not the Non-Exercise Period has elapsed.

  . "Disability" means that the participant is permanently and totally disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code of 1986, as amended, which, as of the date hereof, shall mean that he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. All determinations as to the date and extent of disability of any participant shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

     If a participant dies within such twelve month period following disability, the option or stock appreciation right may be exercised at any time during the period of twelve months after the date of the death of the participant by a legal representative for the number of shares subject to any or all the options or stock appreciation rights held by the deceased participant, whether or not the Non-Exercise Period has elapsed with respect to the options or stock appreciation rights, without regard to the requirement of exercise within twelve months after termination of employment.

  . For cause or voluntary termination. If the participant's employment is terminated with the Company and every affiliate by the Company and every affiliate for cause or voluntarily by the participant with the Company and every affiliate for any reason other than the retirement, any unexercised portion of any option or stock appreciation right granted to the participant will terminate with his or her termination of employment.

No transfer of an option or stock appreciation right by a participant by will or by the laws of descent and distribution will be effective unless the Company is furnished with written notice and a copy of the will and/or any other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the designee(s) of the terms and conditions of the option or stock appreciation right. In the event of disability, the Committee may demand medical records and/or any other evidence that it deems necessary to establish the total and permanent disability of the participant and, in the absence of this evidence, may refuse to permit the exercise of any option or stock appreciation right later than three months after the date of termination of employment. Under no circumstances will the right of any designee to exercise any the option or stock appreciation right extend beyond the twelve month period from date of death.

Options or stock appreciation rights granted under the 2003 LTIP will not be affected by any change in employment responsibilities so long as the participant continues to be an employee of the Company or an affiliate thereof. If an affiliate of the Company ceases to be an affiliate of the Company, a participant who is employed by a former affiliate and is no longer employed by either the Company or any current affiliate of the Company will be deemed to have terminated employment with the Company and every affiliate of the Company, and the termination will be deemed to have been made by the Company without cause, except as follows: If a participant's employment is terminated or deemed terminated with the Company and every subsidiary of the Company solely as a result of:

  .  the sale of an affiliate of the Company,

  . the sale of the assets of a portion of the business of the Company or an affiliate of the Company, or

  .  a corporate reorganization or restructuring,

then at any time during the twelve month period after the date of such termination, the participant may exercise the options or stock appreciation rights for which the Non-Exercise Period has elapsed for the total number of shares subject to such options or stock appreciation rights, and the Committee may, in its sole and absolute discretion, allow the participant to exercise the options or stock appreciation rights for which the Non-Exercise Period has not elapsed for the total number of shares subject to such options or stock appreciation rights, provided that if the award is an incentive stock option and is exercised more than three months after the termination, the award will be treated as a non-qualified stock option. Any unexpired portion shall terminate immediately if and when the participant becomes an employee, agent or principal of a competitor of the Company, or of any affiliate of the Company, without the consent of the Company.

Performance Shares. Unless otherwise provided in the agreement or certificate, if a participant's employment with the Company or any of its affiliates terminates during a performance period because of death, disability or retirement, or under other circumstances provided by the Committee in its discretion in the applicable agreement or certificate or otherwise, the participant will be entitled to receive a number of performance shares (or payment therefor) at the end of the performance period based upon the extent to which achievement of performance targets was satisfied at the end of the period (as determined at the end of the performance period) and prorated for the portion of the performance period during which the participant was employed by the Company or any affiliate. Except as provided above or in the applicable agreement or certificate, if a participant's employment terminates with the Company or any of its affiliates during a performance period, then the participant will not be entitled to any payment with respect to that performance period.

Restricted Stock. Except as provided in the applicable agreement or certificate, in case of a participant's death, disability or retirement, the participant will be entitled to receive a number of shares of restricted stock under outstanding awards that has been pro-rated for the portion of the term of the awards during which the participant was employed by the Company or any affiliate, and with respect to the shares, all restrictions will lapse. Any shares of restricted stock as to which restrictions do not lapse under the preceding sentence will terminate at the date of the participant's termination of employment for any other reason and the shares of restricted stock will be forfeited to the Company.

Awards to Consultants or Advisors. The termination provisions described above apply with equal force to awards granted to participants who are consultants and advisors of the Company or its affiliates, except that references to "employment" and its termination should be interpreted as references to "service" and its termination.

Change in Control

Certain provisions of the 2003 LTIP apply upon a change in control, which the 2003 LTIP generally defines. The definition of change in control appears in
Section 2(g) of the 2003 LTIP, which should be reviewed for a complete statement of its terms.

Except as may be otherwise specified in the terms of any award, including, without limitation, those held by non-employee directors, consultants and advisors, upon the occurrence of a change in control, outstanding awards will be treated as follows:

  . Options and Stock Appreciation Rights. Each outstanding option and stock appreciation right will become immediately and fully exercisable for a one year period following the change in control date but in no event beyond the specified term of the awards; provided that, after the one year period, the normal exercise provisions of the plan and the award will govern; and provided further, that in the event a participant's employment with the Company and all affiliates is terminated within two years of a change in control date, all outstanding options and stock appreciation rights of the participant at the date of termination will be exercisable for a period of six months beginning on the date of termination but in no event beyond the specified term of the award.

  . Restricted Stock. Each outstanding share of restricted stock will immediately and fully vest, and any restrictions will lapse.

  . Performance Shares. Each outstanding performance share will immediately and fully vest, and any restrictions will lapse.

  . Other Stock-Based Awards. Each outstanding other stock-based award will immediately and fully vest, and any restrictions will lapse.

In addition, the Committee shall have the authority to accelerate the vesting and permit the immediate exercisability of outstanding awards under any other circumstances as it deems appropriate.

Miscellaneous Provisions

No participant may receive any combination of awards relating to more than 200,000 shares in the aggregate in any fiscal year of the Company under the 2003 LTIP.

Appropriate adjustments in the aggregate number and type of securities available for awards, in the limitations on the number and type of securities that may be issued to an individual participant, in the number and type of securities and amount of cash subject to awards then outstanding, in the number of options to be awarded a non-employee director, in the option purchase price as to any outstanding options, in the purchase price as to any outstanding stock appreciation rights, and in outstanding performance shares and payments with respect to outstanding performance shares, and comparable adjustments, if applicable, to any outstanding other stock-based award, will be made by the Committee to give effect to adjustments made in the number or type of shares through a fundamental change (as defined), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional shares will be rounded to the nearest whole share, for which purpose one-half share will be rounded down to the nearest whole share.

The 2003 LTIP is effective as of March 7, 2003, provided that the shareholders approve and ratify the 2003 LTIP at the Meeting. The 2003 LTIP will remain in effect until the termination of the 2003 LTIP or the later of the distribution of all shares reserved under the 2003 LTIP or the expiration or lapse of all awards. No award of an incentive stock option will be made more than ten years after the effective date (or any other limit as may be required by the Internal Revenue Code of 1986, as amended) if this limitation is necessary to qualify the option as an incentive stock option. The Company may withhold from any payment under the 2003 LTIP any required withholding taxes. The Board of Directors may amend, modify, terminate, or suspend the 2003 LTIP, and the Committee may amend any agreement or certificate without approval, unless required by applicable law, provided that no participant's rights are adversely affected unless otherwise permitted by an agreement or a certificate or the law. The Committee may make appropriate adjustments to take into account changes in capitalization. The 2003 LTIP will be unfunded and will not require the segregation of any assets.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2003 LTIP and with respect to the sale of Common Stock acquired under the 2003 LTIP. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the 2003 LTIP. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local, and foreign taxes and any federal gift, estate, and inheritance taxes.

Incentive Stock Options. Some options may constitute "incentive stock options" within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the participant will not be required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction.

Similarly, when the participant exercises any incentive stock options, provided the participant has not ceased to be an employee for more than three months before the date of exercise, the participant will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose alternative minimum taxable income, as defined in Section 55(b)(2) of the Code, exceeds the taxpayer's adjusted gross income.

Additional tax consequences will depend upon how long participants hold the shares of Common Stock received after exercising the incentive stock options.
If a participant holds the shares for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, the participant will not recognize any ordinary income, and the Company will not be allowed to take a deduction. However, the difference between the amount the participant realizes upon disposition of the shares and the basis (i.e., the amount the participant paid upon exercise of the incentive stock option) in those shares will be taxed as a long-term capital gain or loss.

If the participant disposes of shares acquired upon exercise of an incentive stock option which he or she has held for less than two years from the date of grant or one year from the date of exercise ("Disqualifying Disposition"), the participant generally will recognize ordinary income in the year of the disposition. To calculate the amount of ordinary income that must be recognized upon a Disqualifying Disposition, make the following determinations and calculations:

  . determine which is smaller: the amount realized on disposition of the shares or the fair market value of the shares on the date of exercise;

  . next, subtract the basis in those shares from the smaller amount. This is the amount of ordinary income that the participant must recognize.

To the extent that the participant recognizes ordinary income, the Company is allowed to take a deduction. In addition, the participant must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the participant realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the participant exercised the option. The participant will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount realized upon disposition of those shares.

As noted above, the excess of the fair market value of the shares at the time the participant exercises his or her incentive stock option over the exercise price for the shares is a tax adjustment item for the purposes of the alternative minimum tax.

Non-Qualified Stock Options. If the participant receives a non-qualified stock option, the participant will not recognize income at the time of the grant of the stock option; however, the participant will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount of cash paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company. When the participant sells these shares, any difference between the sales price and the basis (i.e., the amount paid for the stock plus the ordinary income recognized by the participant) will be treated as a capital gain or loss.

Restricted Stock. Unless a timely Section 83(b) election is made, as described in the following paragraph, a participant generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A participant will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of the shares of Common Stock or the transfer restrictions (collectively, the "Restrictions") lapse. The amount recognized will be equal to the difference between the fair market value of the shares at this time and the original purchase price paid for the shares, if any. The ordinary income recognized by a participant with respect to restricted stock awarded under the 2003 LTIP will be subject to applicable tax withholding by the Company. If a timely Section 83(b) election has not been made, any dividends received with respect to Common Stock subject to the Restrictions will be treated as additional compensation income and not as dividend income.

A participant may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If the election is made within 30 days of the date of grant, then the participant would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant's capital gains holding period begins on the date of grant.

The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income.

A participant's tax basis in shares of restricted stock received pursuant to the 2003 LTIP will be equal to the sum of the amount (if any) the participant paid for the Common Stock and the amount of ordinary income recognized by the participant as a result of making a Section 83(b) election or upon the lapse of the Restrictions. Unless a Section 83(b) election is made, the participant's holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on the shares lapse.

In general, the Company will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by a participant with respect to shares of restricted stock awarded pursuant to the 2003 LTIP.

If, subsequent to the lapse of the Restrictions on the shares, the participant sells the shares, the difference, if any, between the amount realized from the sale and the tax basis of the shares to the participant will be taxed as a capital gain or capital loss.

Stock Appreciation Rights/Performance Shares. A participant generally will not recognize taxable income upon the grant of stock appreciation rights or performance shares. Instead, a participant will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the stock appreciation right or performance share award. The ordinary income the participant recognizes will be subject to applicable tax withholding by the Company.

Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right or performance share award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock (i.e. the ordinary income recognized by the participant).

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2003 LTIP will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, the applicable holding period and the participant's tax basis.

Income Tax Rates on Capital Gain and Ordinary Income. Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 38.6% in 2003, which will gradually decrease to 35% by 2006. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, long-term capital gain will be taxable at a maximum federal rate of 20%.

Non-United States Taxpayers. If the participant is subject to the tax laws of any country other than the United States, the participant should consult his or her own tax and legal advisors to determine the tax and legal consequences of any award received under the 2003 LTIP.

2003 LTIP Benefits

The 2003 LTIP will provide the directors, officers, and employees of the Company with certain benefits, as described above and in the chart below. Therefore, the current directors of the Company have a direct personal interest in the approval of the 2003 LTIP. If the 2003 LTIP is approved by the shareholders, the following persons will receive the following benefits:

                               New Plan Benefits
            Sigma-Aldrich Corporation 2003 Long-Term Incentive Plan

                                                         Number of           Number of   Weighted
                                                         Shares of             Shares    Average
                                                         Restricted  Dollar  Underlying  Exercise
                   Name and Position                       Stock     Value    Options     Price
-------------------------------------------------------- ----------  ------  ----------  --------
David R. Harvey                                            20,000(2)  $--(2)   40,000(2)   $--(2)
Michael R. Hogan                                               --      --          --       --
David W. Julien                                                --      --          --       --
Jai P. Nagarkatti                                              --      --          --       --
Frank D. Wicks                                                 --      --          --       --
All executive officers, as a group                         20,000      --      40,000       --
All directors who are not executive officers, as a group       --      --      28,000       --(1)
All employees who are not executive officers,
  as a group                                                   --      --          --       --
-------------------------------------------------------------------------------------------------

(1)Exercise price will be the closing price of the stock on the day after the annual shareholders' meeting.

(2)Pursuant to the terms of the employment agreement, effective January 1, 2003, between the Company and Dr. Harvey, the Compensation Committee will grant to Dr. Harvey options to purchase 40,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant and 20,000 shares of restricted Common Stock (subject to approval of the 2003 LTIP by the Company shareholders). Half of these awards will vest if Dr. Harvey is still an employee of the Company on December 31, 2005, and the other half will vest if he is still an employee of the Company on December 31, 2005 and the Company has met certain performance goals, as described in detail under Information Concerning Executive Compensation--Employment and Other Agreements beginning on page 12 of this Proxy Statement.

Any other future benefits that will be received by other participants under the 2003 LTIP are not determinable at this time. Such awards will be granted at the discretion of the Committee.

A favorable vote of the majority of the outstanding shares represented in person or by proxy at the Meeting and entitled to vote will be required for approval of the adoption of the 2003 LTIP.

The Board of Directors recommends a vote FOR approval of the 2003 LTIP.

                        APPROVAL OF THE CASH BONUS PLAN

On March 7, 2003, the Board of Directors adopted the Sigma-Aldrich Corporation Cash Bonus Plan (the "Bonus Plan"). The purpose of the Bonus Plan is to provide a means by which the Company can further align the interests of management with its shareholders by providing management employees with additional incentives to attain certain performance goals of the Company. The Bonus Plan also helps the Company and its subsidiaries to attract and retain the services of competent management employees. The Bonus Plan is intended to provide qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated under the Code.

The effectiveness of the Bonus Plan is subject to shareholder approval. The Bonus Plan is effective for calendar years beginning on or after January 1, 2003, subject to approval by the shareholders of the Company, in accordance with the Treasury Regulations, at the Meeting. No bonus will be paid under this Bonus Plan prior to the approval by the shareholders. If the Bonus Plan is approved no additional cash payments would be made under the Annual Cash Bonus Program described on page 15 of this Proxy Statement.

Principal Features of the Bonus Plan

The full text of the Bonus Plan is set forth in Appendix B hereto, and shareholders are urged to refer to it for a complete description of the Bonus Plan. The summary of the principal features of the Bonus Plan that follows is qualified entirely by the reference.

The Bonus Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee will consist of at least three outside directors selected by the Board of Directors. All determinations of the Committee will be made by all of its members unless specifically approved, authorized or ratified by the Board of Directors, in which event a determination by a majority of its members will be sufficient. Subject to the express provisions of the Bonus Plan, the Committee also will have complete authority to interpret the Bonus Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Bonus Plan. The determinations of the Committee under this Bonus Plan will be conclusive.

Employees of the Company or any subsidiary of the Company who are classified as management employees will be eligible to participate in the Bonus Plan; however, for any calendar year, the Committee may, at the time it establishes performance goals for the year, limit participation to specified participants or any class or classes of participants. For 2003, the Committee has estimated that 460 management employees will be eligible to participate.

Performance Goals and Payment of Bonuses

For each calendar year beginning on or after January 1, 2003, the Committee will, no later than the 90th day of the year, establish performance goals for the year, the results of which are substantially uncertain at the time the performance goals are established. The performance goals for any calendar year will be based on one or more of the following business criteria with respect to the Company and its subsidiaries: sales growth, operating income, return on assets, stock price, earnings per share, cash flow, market share, costs, or debt to equity ratio. If, after the performance goals for a calendar year have been established, a change occurs in the applicable accounting principles or practices that affects any performance goal for the year, the performance goal will be applied after application of the change. For 2003, the Committee has based the performance goals on growth in sales and operating income and return on assets.

At the time that the performance goals for a calendar year are established, the Committee will also establish an objective formula, based on the attainment, in whole or in part, of the performance goals for the year, for determining bonuses. This formula will represent a specified percentage of annual base salary (including amounts contributed under a salary reduction agreement to a plan maintained by the Company under Section 125 or 401(k) of the Code or under any other deferral plan) paid to any participant or class of participants for the year. The formula must be expressed in terms that permit a third party, having knowledge of the relevant results under the performance goals, could calculate the amount to be paid to any participant. The maximum bonus payable to any participant for any calendar year will not exceed $1,000,000.

The formula established for any calendar year must not give the Committee any discretion to increase the amount of the bonus payable to any participant for the year. The Committee may reduce the bonus otherwise payable to any participant for any calendar year; however, the reduction may not result in an increase in the bonus payable to any other participant.

After the end of each calendar year, the Committee will certify in writing whether the performance goals for the year have been attained, in whole or in part, and the bonus payable to each participant for the year, if any, will be determined in accordance with the certification under the formula established for the year. No bonus will be payable prior to, or in excess of the amount determined in accordance with, the certification. As soon as practicable following this certification and determination, the bonus determined for each participant will be paid in cash (or its equivalent) to the participant (or, in the event of the participant's death prior to the payment, the participant's estate) in a single lump sum unless the participant elects to defer the bonus in whole or in part in accordance with any other deferral plan.

In the event a participant terminates employment with the Company and its subsidiaries during any calendar year for any reason, the participant will not be entitled to receive any bonus under the Bonus Plan for the year unless the Committee decides otherwise in its sole discretion.

If the Company determines that a participant is unable to care for his or her affairs because of illness or accident, any bonus payable to the participant under the Bonus Plan may be paid to his or her spouse, child, parent or any other person deemed by the Company to have incurred expense for the participant (including a duly appointed guardian, committee, or other legal representative), and any payment will be a complete discharge of the Company's obligations hereunder.

All bonuses payable under the Bonus Plan will be subject to applicable withholding for federal, state and local income and other taxes.

Miscellaneous Provisions

The Board of Directors may at any time amend or terminate the Bonus Plan; however, it may not:

  . amend the Bonus Plan if it would cause bonuses payable under the Bonus Plan to fail to constitute qualified performance-based compensation within the meaning of the Code;

  . amend the Bonus Plan without the prior approval of the shareholders of the Company, if it would (a) materially alter the performance goals, (b) increase the maximum bonus, (c) change the class of eligible employees, or
     (d) implement any change to a provision of the Bonus Plan requiring shareholder approval in order for the Bonus Plan to continue to comply with the requirements of the Code; or

  . amend or terminate the Bonus Plan without the written consent of the participant, if it would alter or impair a participant's right to receive payment of a bonus for a calendar year that is due but has not yet been paid.

The Bonus Plan will be unfunded, the status of any participant who is entitled to a bonus under the Bonus Plan will be that of an unsecured creditor of the Company, any bonuses payable hereunder will be paid solely from the general assets of the Company and nothing in the Bonus Plan will be interpreted or construed to give the participant or any other person any right, title, interest or claim in or to any specific asset, fund, reserve, account or other property of any kind whatever owned by the Company.

A participant's rights under the Bonus Plan will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, execution, levy, garnishment, attachment or any similar action.

Certain U.S. Federal Income Taxes

Section 162(m) of the Code generally disallows a federal income tax deduction for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. The Code has an exception to the deduction limit for "qualified performance-based compensation," if, among other requirements, the material terms of the plan are disclosed to and approved by the shareholders. The Company has structured the Bonus Plan so that compensation resulting from the grant of bonuses may qualify as "qualified performance-based compensation" and be deductible.

New Plan Benefits

Payment of any awards will be contingent on the attainment of performance goals established for such year and the determination by the Committee as to whether a participant will receive his or her maximum bonus or some lesser amount (or no bonus at all). Accordingly, the amounts payable for eligible participants for any calendar year during which the Bonus Plan is in effect cannot be determined.

The table set forth below illustrates the amounts that were payable for 2002 under the Company's existing cash bonus program, which is similar to the proposed Bonus Plan, to each of the individuals and groups listed below. Non-employee directors do not participate in the Bonus Plan.

                                                               Cash Bonus
                                Name                            for 2002
      -------------------------------------------------------- ----------
      David R. Harvey                                          $  115,928
      Michael R. Hogan                                             66,359
      David W. Julien                                              46,371
      Jai P. Nagarkatti                                            46,371
      Frank D. Wicks                                               48,770
      All executive officers, as a group                          486,762
      All employees who are not executive officers, as a group  2,283,101

A favorable vote of the majority of the outstanding shares represented in person or by proxy at the Meeting and entitled to vote will be required for approval of the adoption of the Bonus Plan.

The Board of Directors recommends a vote FOR approval of the Bonus Plan.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 25, 2002, the Board of Directors of the Company, based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002, effective immediately.

Andersen's reports on the Company's consolidated financial statements as of and for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000 and through June 25, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating that Andersen agrees with the statements made above by the Company. A copy of this letter addressed to the Securities and Exchange Commission, dated June 27, 2002, is filed as Exhibit 16 to the Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 28, 2002.

During the years ended December 31, 2001 and 2000 and through June 25, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Andersen and KPMG with a copy of the foregoing disclosures as required by the Securities and Exchange Commission rules, and did not receive any statement from either Andersen or KPMG regarding the disclosures.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the directors for the current year is KPMG LLP, independent public accountants. Representatives of KPMG LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.

FISCAL 2002 AUDIT FIRM FEE SUMMARY

During fiscal year 2002, the Company retained its principal auditor, KPMG LLP, to provide services in the following categories and amounts:

                Fiscal 2002 Audit Fees                  $775,000
                Fiscal 2001 and 2000 Audit Fees (1)      860,000
                All Other Fees (Employee Benefit Plans)   17,000

--------------------------------------------------------------------------------
(1)Relates to the re-audit by KPMG LLP of financial statements for 2000 and 2001 as required under SEC rules due to the discontinuation of the Company's Diagnostics business.

In addition to the above amounts, we paid Arthur Andersen LLP, the Company's previous independent public accountants, $20,000 for the review of the financial statements for the quarter ended March 31, 2002. Arthur Andersen LLP ceased operations and was dismissed as the Company's auditor on June 25, 2002.

The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining auditor independence.

                           REPORT OF AUDIT COMMITTEE

To the Board of Directors of Sigma-Aldrich Corporation:

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting review or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent".

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in its Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

We have also considered whether the provision of services by KPMG LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company Forms 10-Q in 2002 is compatible with maintaining the independence of KPMG LLP.

                                          AUDIT COMMITTEE

                                          D. Dean Spatz (Chairman)
                                          W. Lee McCollum
                                          Jerome W. Sandweiss

VOTE REQUIRED; OTHER MATTERS

The affirmative vote of the holders of a majority of the shares that are represented by proxy at the Meeting and are entitled to vote on the subject matter is required to elect directors, approve the 2003 Long-Term Incentive Plan, approve the Cash Bonus Plan and approve any other matters properly brought before the Meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees as directors and proxies which are marked to abstain or vote against the 2003 Long-Term Incentive Plan, are marked to abstain or vote against the Cash Bonus Plan or to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the Meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees, against the 2003 Long-Term Incentive Bonus Plan, against the Cash Bonus Plan and against such other matters, respectively. Shares not voted on one or more but less than all such matters on proxies returned by brokers will be treated as not represented at the Meeting as to such matter or matters.

The Company knows of no other matters to be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy intend to vote or act with respect to items in accordance with their best judgement. The affirmative vote of the holders of the majority of shares represented at the meeting and entitled to vote on the subject matter is required for approval of any such other matters which are properly brought before the meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission permits registrants to send a mailing containing a single annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. The procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the Company. The Company has not implemented this householding rule with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding information notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the Proxy Statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

SHAREHOLDER PROPOSALS

Written proposals of shareholders to be included in the Proxy Statement and Proxy for the next Annual Meeting of Shareholders must have been received at the Company's principal executive office, 3050 Spruce Street, St. Louis, Missouri 63103, no later than November 30, 2003. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and Proxy in accordance with regulations governing the solicitation of proxies.

Under the Company's By-laws, in order for a shareholder to nominate a candidate for director, or to bring other business before a shareholders' meeting, timely notice must be given to and received by the Company in advance of the meeting. In the case of an annual meeting, ordinarily, such notice must be given and received not less than 90 nor more than 120 days before the first anniversary of the preceding year's annual meeting (or between January 7, 2004 and February 6, 2004 in the case of the 2004 annual meeting of shareholders); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then such notice must be given by the shareholder and received by the Company not earlier than the opening of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. In certain cases, notice may be delivered and received later if the number of directors to be elected to the Board of Directors is increased. In the case of a nomination, the shareholder submitting the notice must describe various matters as specified in the Company's By-laws, including the name and address of each proposed nominee, his or her occupation and number of shares held, and certain other information. In the case of a proposal of other business, the notice must include a description of the proposed business (which must otherwise be a proper subject for action by the shareholders), the reasons therefor and other matters specified in the Company's amended By-laws.

In the case of special meetings of shareholders, only such business will be conducted, and only such proposals will be acted upon, as are brought pursuant to the notice of the meeting. In the event the Company calls a special meeting of shareholders to elect one or more directors, any shareholder may nominate a candidate, if such shareholder complies with the timing and notice requirements contained in the By-laws. Proposals of other business may be considered at a special meeting requested in accordance with the By-laws only if the requesting shareholders give and the Company receives a notice containing the same information as required for an annual meeting at least 30 days prior to the earlier of the time the person so designated calls the meeting pursuant to
Section 2.02 of the By-laws or the day on which public announcement of the date of the meeting is first made.

In the case of an annual or special meeting, the shareholder proponent must be a shareholder of the Company who was a shareholder of record both at the time of giving of notice and at the time of the meeting and who is entitled to vote at the meeting. Any such notice must be given to the Secretary of the Company, whose address is 3050 Spruce Street, St. Louis, Missouri 63103. Any shareholder desiring a copy of the Company's Certificate of Incorporation, as amended, or amended By-laws will be furnished a copy without charge upon written request to the Secretary.

The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet to have a proposal included in the Company's proxy statement for an annual meeting.

In each case, the proposals or notices described above must be submitted in writing to Michael R. Hogan, Secretary, Sigma-Aldrich Corporation, 3050 Spruce Street, St. Louis, Missouri 63103.

                                          By Order of the Board of Directors,

                                          /s/
                                          Michael R. Hogan, Secretary

March 26, 2003

                                  APPENDIX A

                           SIGMA-ALDRICH CORPORATION
                         2003 LONG-TERM INCENTIVE PLAN

1. Purpose

The purpose of this 2003 Long-Term Incentive Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

2. Definitions

The capitalized terms used in this Plan have the meanings set forth below.

(a) "Affiliate" means any corporation that is a Subsidiary of the Company and, for purposes other than the grant of Incentive Stock Options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns a significant equity interest, as determined in the discretion of the Committee.

(b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant or, in the discretion of the Committee, a written certificate issued by the Company or an Affiliate to a Participant, in either case, containing or incorporating the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be made unilaterally by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law. A written contract or certificate may include an electronic communication not directly involving the physical transfer of paper that is suitable for the retention, retrieval and reproduction of information by the Participant.

(c) "Associate" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Associate" shall also include any Non-Employee Director serving on the Board or any consultant or advisor to the Company or an Affiliate. An Award may be granted to an employee in connection with hiring, retention or otherwise prior to the date the employee first performs services for the Company or an Affiliate, provided that such Awards shall not become vested prior to the date the employee first performs services. References in this Plan to "employment" and related terms (except for references to "employee" in this definition of "Associate," in Section 7(a)(i) and in Section 6(f)(i) (except as provided in Section 6(f)(iv)) shall include the providing of services as a Non-Employee Director, consultant or advisor.

(d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award, whether singly, in combination or in tandem.

(e) "Board" means the Board of Directors of the Company.

(f) "Cause" shall mean (i) the failure by a Participant to perform his or her duties with the Company or an Affiliate as a result of incompetence or willful neglect or the willful engaging in conduct which is injurious to the Company or an Affiliate, monetarily or otherwise, as determined by the Committee in its sole discretion, including, without limitation, the existence of a conflict of interest or the commission of a crime or (ii) in the case of a Non-Employee Director, habitual drug use or drunkenness, embezzlement of Company funds, conduct which is injurious to the Company, or conviction of a felony, all as determined in good faith by the Board.

(g) "Change in Control" shall mean any of the following:

   (i) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board.

   (ii) More than 25% of (x) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (y) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is directly or indirectly acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
   Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this clause
   (ii):

       (A) any acquisition or beneficial ownership by the Company or a Subsidiary, or

       (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of more of its Subsidiaries.

   (iii) Consummation of a reorganization, merger, share exchange or consolidation (a "Business Combination"), unless in each case following such Business Combination:

       (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company through one or more subsidiaries);

       (B) no individual, entity or group (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 25% of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors or other governing body of the entity resulting from such Business Combination, except to the extent that such individual, entity or group owned more than 25% of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and

       (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, approving such Business Combination.

   (iv) The Company shall sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions).

   (v) The shareholders of the Company shall approve a plan liquidate or dissolve the Company, and the Company shall commence such liquidation or dissolution.

(h) "Change in Control Date" shall mean, in the case of a Change in Control defined in clauses (i) through (iv) of the definition thereof, the date on which the event occurs and, in the case of a Change in Control defined in clause (v) of the definition thereof, the date on which the Company shall commence such liquidation or dissolution.

(i) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

(j) "Committee" means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, "Committee" shall mean the Compensation Committee of the Board. In the absence of any such committee, "Committee" shall mean the Board.

(k) "Company" means Sigma-Aldrich Corporation, a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(l) "Competitor" means any business that is engaged in any work or activity that involves a product, process, service or development which is then competitive with and the same as or similar to a product, process, service or development on which the Participant worked or with respect to which the Participant had access to Confidential Information while with, employed by or providing services to the Company or any Affiliate. "Confidential Information" means

   (A) all technical and business information of the Company and its Affiliates, or

   (B) which is learned or acquired by the Company or any Affiliate from others with whom the Company or any Affiliate has a business relationship in which, and as a result of which, similar information is revealed to the Company or an Affiliate, whether patentable or not, which is of a confidential, trade secret and/or proprietary character and which is either developed by the Participant (alone or with others) or to which the Participant had access during his or her employment or other arrangement, including all data, designs, plans, notes, memoranda, work sheets, formulas, processes, patents, and customer and supplier lists.

(m) "Disability" means that the Participant is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, shall mean that he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months; provided, that in the case of a Non-Employee Director, Disability means that the individual has suffered physical or mental incapacity of such a nature as to prevent him or her from engaging in or performing the principal duties of his or her customary employment or occupation on a continuing or sustained basis. All determinations as to the date and extent of Disability of any Participant shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

   (i) (A) the closing sales price of a Share on the composite tape for New York Stock Exchange ("NYSE") listed shares, or if Shares are not quoted on the composite tape for NYSE listed shares, on the Nasdaq National Market or any similar system then in use or, (B) if clause (i)(A) is not applicable, the mean between the closing "bid" and the closing "asked" quotation of a Share on the Nasdaq National Market or any similar system then in use, or
   (C) if the Shares are not quoted on the NYSE composite tape or the Nasdaq National Market or any similar system then in use, the closing sale price of a Share on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the specified date, for other purposes, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

   (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

However, if the applicable securities exchange or system has closed for the day at the time of the event that triggers a determination of Fair Market Value, all references in this subsection (o) to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

(p) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company (in one or a series of transactions), a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(q) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

(r) "Incumbent Board" means the group of directors consisting of (i) those individuals who, as of the effective date of the Plan, constituted the Board and (ii) any individuals who become directors subsequent to such effective date whose appointment, election or nomination for election by the shareholders of the Company was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, excluding, however, members of the Incumbent Board who are no longer serving as directors. The Incumbent Board shall exclude any individual whose initial assumption of office occurred (i) as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person (other than a solicitation of proxies by the Incumbent Board) or (ii) with the approval of the Incumbent Board but by reason of any agreement intended to avoid or settle a proxy contest.

(s) "Non-Employee Director" means a director of the Company who is not an employee of the Company, a Parent or a Subsidiary.

(t) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

(u) "Option" means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

(v) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

(w) "Parent" means a "parent corporation," as that term is defined in Section 424(e) of the Code, or any successor provision.

(x) "Participant" means an Associate to whom an Award is made.

(y) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

(z) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(aa) "Plan" means this 2003 Long-Term Incentive Plan, as amended and in effect from time to time.

(bb) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

(cc) "Retirement" shall, except as otherwise provided in an Agreement, mean the termination of employment after either (i) attainment of age 65, or (ii) a retirement age specified in the provisions of a retirement plan maintained by the Company for its employees generally.

(dd) "Share" means a share of Stock.

(ee) "Stock" means the Company's common stock, $1.00 par value per share (as such par value may be adjusted from time to time), or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 12(f).

(ff) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under
Section 8 hereof.

(gg) "Subsidiary" means a "subsidiary corporation," as that term is defined in
Section 424(f) of the Code, or any successor provision.

(hh) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 12(h) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

(ii) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

(jj) "Unit" means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Stock Appreciation Rights and Performance Shares expressed in terms of Units of Stock until such time as the Award is paid, canceled, forfeited or terminated.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. Administration

(a) Authority Of Committee. The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(b) hereof. The Committee shall have exclusive power (acting alone or, to the extent the Committee deems appropriate, in conjunction with the full Board), subject to the limitations contained in this Plan, to make Awards and to determine when and to whom Awards will be granted and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee, subject to the limitations contained in this Plan, may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended, and shall have the authority, in its discretion, to accelerate the vesting and permit the immediate exercisability of outstanding Awards under such circumstances as it may deem appropriate. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreement entered into hereunder (not inconsistent with this Plan) and to make all other determinations necessary or advisable for the administration of this Plan; provided, that to the extent the Committee determines that the restrictions imposed by this Plan preclude the achievement of material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. All determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive, including, without limitation, any adjustments pursuant to Section 12(f). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee. Notwithstanding the foregoing, in administering this Plan with respect to Awards for Non-Employee Directors, the Board shall exercise the powers of the Committee.

(b) Delegation Of Authority. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of determining Awards of Options solely to Associates who are employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. In delegating such authority, the Committee shall specify the maximum number of Shares that may be awarded to any single employee and shall otherwise comply with applicable law. The authority so delegated to the Chief Executive Officer may not be subdelegated.

4. Shares Available; Maximum Payouts

(a) Shares Available. The number of Shares initially available for distribution under this Plan shall be 5,500,000 Shares. Such number of Shares shall also be increased by the number of Shares made available as a result of forfeitures, after the effective date of this Plan, under the Share Option Plan of 1987, as amended, the Share Option Plan of 1995, as amended, the Share Option Plan of 2000, as amended, the Directors' Nonqualified Share Option Plan of 1998, as amended, and the Incentive Stock Bonus Plan, as amended (the "Other Plans"). The number of available Shares shall be subject to adjustment under Section 12(f) hereof. On and after the effective date of this Plan, no further awards may be made under the Other Plans. Shares issued under this Plan may be authorized and unissued Shares or issued Shares held as treasury shares.

(b) Shares Again Available. Any Shares subject to an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

(c) Unexercised Awards. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

(d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

5. Eligibility

Awards may be granted under this Plan to any Associate at the discretion of the Committee.

6. General Terms Of Awards

(a) Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock or Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

(b) Amount Of Awards. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten (10) years after the date of grant; provided, that the Committee may, in its discretion, award Non-Qualified Stock Options with a Term not exceeding seventeen (17) years to Participants who are located outside the United States. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically required in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

(d) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, that shall apply to such Award, in addition to the terms and conditions specified in this Plan.

(e) Transferability. Except as otherwise permitted by the Committee or provided in this Plan, during the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's Successor) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. Except as otherwise permitted by the Committee, no Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death.

(f) Termination Of Employment Generally. Except as otherwise determined by the Committee or provided in this Plan or by the Committee in an applicable Agreement (which may, without limitation, in the sole discretion of the Committee, provide for an extension of the exercisability of Options and Stock Appreciation Rights beyond the periods set forth in clauses (i)(A) through (F) below, subject in all events to clauses (i)(G) through (I) below), in the case of a Participant's termination of employment, the following provisions shall apply:

   (i) Employee Options and Stock Appreciation Rights. The provisions of this clause (i) shall apply to Participants who receive Awards while serving as an employee of the Company or an Affiliate:

       (A) Non-Exercise Period. Except as otherwise provided in the applicable Agreement or in Section 6(g) or this Section 6(f)(i), if, prior to the expiration of twelve (12) months from the date of grant (the "Non-Exercise Period"), the Participant's employment with the Company and every Affiliate shall terminate for any reason, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

       (B) Termination Due to Retirement or Without Cause. If the Non-Exercise Period shall have elapsed and the Participant's employment with the Company and every Affiliate shall have been terminated by the Company and every Affiliate thereafter without Cause or shall terminate because of the Retirement of a Participant from the Company and all Affiliates, the Participant shall have the right to exercise the unexercised portion of the Option or Stock Appreciation Right at any time during a period of twelve (12) months after the date of termination or Retirement, in whole or in part, (x) in the case of termination of the Participant's employment by the Company without Cause, to the extent the Participant could have exercised such Option or Stock Appreciation Right had the Participant remained in the employ of the Company during the twelve (12) month period, or (y) in the case of termination because of Retirement of a Participant, to the extent of any or all of the Options or Stock Appreciation Rights held by the Participant, whether or not the Non-Exercise Period shall have elapsed with respect to such Options or Stock Appreciation Rights. The unexercised portion of the Option or Stock Appreciation Right shall terminate no later than twelve (12) months after a Participant ceases to be an employee for any of the foregoing reasons, and any unexercised portion shall terminate immediately if and when the Participant becomes an employee, agent or principal of a Competitor without the consent of the Company.

       If a Participant dies within such twelve (12) month period at a time when the Participant is not an employee, agent or principal of a Competitor (or when the Company has consented to such relationship with a Competitor), the Option or Stock Appreciation Right may be exercised at any time during the period of twelve (12) months after the date of the death of the Participant by a Successor, (x) in the case of termination of the Participant's employment by the Company without Cause, for the number of Shares which the deceased Participant could have acquired by the exercise of such Option or Stock Appreciation Right had the deceased Participant survived for the twelve (12) month period, without regard to the requirement of exercise within twelve (12) months after termination of employment, or (y) in the case of termination because of Retirement of a Participant, for the number of Shares subject to any or all the Options or Stock Appreciation Rights held by the deceased Participant, whether or not the Non-Exercise Period shall have elapsed with respect to such Options or Stock Appreciation Rights, without regard to the requirement of exercise within twelve (12) months after termination of employment.

       (C) Termination Due to Death or Disability. If the Non-Exercise Period shall have elapsed and a Participant dies or suffers a Disability while in the employ of the Company or any Affiliate, the Option or Stock Appreciation Right may be exercised by the Participant or by his or her Successor at any time during the twelve (12) month period after the date of such death or

       Disability for the total number of Shares subject to such Participant's Options or Stock Appreciation Rights, whether or not the Non-Exercise Period shall have elapsed with respect to such Awards.

       If a Participant dies within such twelve (12) month period following Disability, the Option or Stock Appreciation Right may be exercised at any time during the period of twelve (12) months after the date of the death of the Participant by a Successor for the number of Shares subject to any or all the Options or Stock Appreciation Rights held by the deceased Participant, whether or not the Non-Exercise Period shall have elapsed with respect to such Options or Stock Appreciation Rights, without regard to the requirement of exercise within twelve (12) months after termination of employment.

       (D) Termination For Cause. If the Non-Exercise Period shall have elapsed and a Participant's employment is terminated by the Company and every Affiliate for Cause, any unexercised portion of any Option or Stock Appreciation Right granted to the Participant shall terminate with his or her termination of employment.

       (E) Voluntary Termination Other Than Due to Retirement. If the Non-Exercise Period shall have elapsed and a Participant voluntarily terminates employment with the Company and every Affiliate for any reason other than the Retirement of a Participant, any unexercised portion of an outstanding Option or Stock Appreciation Right shall terminate with the termination of employment.

       (F) Transferability. No transfer of an Option or a Stock Appreciation Right by a Participant pursuant to clauses (i) (B) and (C) above by will or by the laws of descent and distribution shall be effective unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the Successor or Successors of the terms and conditions of the Option or Stock Appreciation Right. Under no circumstances shall the right of any such Successor to exercise any such Option or Stock Appreciation Right extend beyond the twelve (12) month period from date of death. In the event of Disability, the Committee may demand medical records and/or such other evidence as it deems necessary to establish the Disability of the Participant and, in the absence of such evidence, may refuse to permit the exercise of any Option or Stock Appreciation Right later than three (3) months after the date of termination of employment.

       (G) Exercise Only During Term. Nothing in this Section 6(f)(i) shall be construed to permit the exercise of an Option or Stock Appreciation Right beyond the specified Term of such Award.

       (H) Change of Employment. Options or Stock Appreciation Rights granted under the Plan shall not be affected by any change in employment responsibilities so long as the Participant continues to be an employee of the Company or an Affiliate thereof. If an Affiliate of the Company ceases to be an Affiliate of the Company, a Participant who is employed by such former Affiliate and is no longer employed by either the Company or any current Affiliate of the Company shall be deemed to have terminated employment with the Company and every Affiliate of the Company and such termination shall be deemed to have been made by the Company without Cause, except as follows: If a Participant's employment is terminated or deemed terminated with the Company and every subsidiary of the Company solely as a result of:

          (i) the sale of an Affiliate of the Company,

          (ii) the sale of the assets of a portion of the business of the Company or an Affiliate of the Company, or

          (iii) a corporate reorganization or restructuring, then at any time during the twelve (12) month period after the date of such termination, the Participant may exercise the Options or Stock Appreciation Rights for which the Non-Exercise Period has elapsed for the total number of shares subject to such Options or Stock Appreciation Rights and the Committee may, in its sole and absolute discretion, allow the Participant to exercise the Options or Stock Appreciation Rights for which the Non-Exercise Period has not elapsed for the total number of Shares subject to such Options or Stock Appreciation Rights; provided that if the Award is an Incentive Stock Option and is exercised more than three (3) months after such termination, the Award will be treated as a Non-Qualified Stock Option. Any unexpired portion shall terminate immediately if and when the Participant becomes an employee, agent or principal of a Competitor without the consent of the Company.

       (I) Notwithstanding the foregoing clauses (i) (A) through (H) of this
       Section 6(f)(i), an Agreement may contain such other or different provisions as the Committee, in its discretion, may approve in addition to, or in lieu of, the forgoing clauses of this Section 6(f)(i) and may contain such provisions as the Committee, in its discretion, shall approve with reference to the effect of approved leaves of absence. Whether military or government service shall constitute termination of employment for the purposes of this Plan or any Option or Stock Appreciation Right granted hereunder shall be determined in each case by the Committee in its sole discretion, subject to then current applicable law and regulation.

   (ii) Performance Shares. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the applicable Agreement, shall be entitled to receive a number of Performance Shares (or payment therefor) at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as otherwise provided in this Section 6(f)(ii) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

   (iii) Restricted Stock. Unless otherwise provided in the applicable Agreement, in case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive a number of shares of Restricted Stock under outstanding Awards that has been pro-rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Any shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment for any other reason and such shares of Restricted Stock shall be forfeited to the Company.

   (iv) Awards to Consultants or Advisors. Unless otherwise provided in the applicable Agreement, the provisions of clauses (i), (ii) and (iii) of this subsection (f) shall apply with equal force to Awards granted to Participants who are consultants and advisors of the Company or any of its Affiliates, provided, that references to "employment" and the termination thereof shall be interpreted as "service" and the termination thereof.

(g) Acceleration Of Vesting Upon Other Change In Control and Other Transactions. Except as may be otherwise specified in the terms of any Award, including, without limitation, those held by Non-Employee Directors, consultants and advisors, upon the occurrence of a Change in Control, outstanding Awards shall be treated as follows:

   (i) Options and Stock Appreciation Rights. Each outstanding Option and Stock Appreciation Right shall become immediately and fully exercisable for a one
   (1) year period following the Change in Control Date but in no event beyond the specified term of such Awards; provided that, after such one (1) year period, the normal exercise provisions of the Plan and such Award shall govern; and provided further, that in the event a Participant's employment with the Company and all Affiliates is terminated within two (2) years of a Change in Control Date, all outstanding Options and Stock Appreciation Rights of such Participant at the date of termination shall be exercisable for a period of six (6) months beginning on the date of termination but in no event beyond the specified Term of such Award.

   (ii) Restricted Stock. Each outstanding share of Restricted Stock shall immediately and fully vest, and any restrictions shall lapse.

   (iii) Performance Shares. Each outstanding Performance Share shall immediately and fully vest, and any restrictions shall lapse.

   (iv) Other Stock Based Awards. Each outstanding Other Stock-Based Award shall immediately and fully vest, and any restrictions shall lapse.

In addition, the Committee shall have the authority, in its discretion, to accelerate the vesting and permit the immediate exercisability of outstanding Awards under such other circumstances as it may deem appropriate.

(h) Rights As Shareholder. A Participant shall have no right as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

(i) Maximum Annual Awards Per Participant. No Participant may receive any combination of Awards relating to more than 200,000 Shares in the aggregate in any fiscal year of the Company under this Plan (subject to adjustment under Section 12(f) hereof).

7. Stock Options

(a) Terms Of All Options.

   (i) Grants. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Associates who are not employees of the Company or an Affiliate.

   (ii) Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise; provided that, to the extent permitted by law and by the Committee and in accordance with rules adopted by the Committee, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through delivery or tender to the Company of Shares held, either actually or by attestation, by such Participant for at least six (6) months (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or, if the Committee so permits, a combination thereof, unless otherwise provided in the Agreement; provided that, no Shares may be tendered in exercise of an Incentive Stock Option if such Shares were acquired by the Participant through the exercise of an Incentive Stock Option unless (i) such Shares have been held by the Participant for at least one (1) year and (ii) at least two (2) years have elapsed since such Incentive Stock Option was granted. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price and establish rules and procedures therefor.

   (iii) No Repricing Of Options Without Shareholder Approval. Options, once issued, may not be repriced without first obtaining the approval of the shareholders of the Company.

   (iv) Exercisability. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

(b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

   (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Stock Options;

   (ii) an Incentive Stock Option shall not be exercisable, and the Term of the Award shall not be, more than ten (10) years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

   (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

   (iv) notwithstanding any other provision of this Plan if, at the time an Incentive Stock Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Subsidiaries, (A) the option price for such Incentive Stock Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option shall not be exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(c) Option Grant For Non-Employee Directors. The Board (which may delegate the determination to a committee of the Board) may from time to time determine that each individual who is elected or appointed to the office of director as a Non-Employee Director receive an Award as compensation, in whole or in part, for such individual's services as a director. In determining the level of Awards for Non-Employee Directors, the Board may consider such factors as compensation practices of comparable companies with respect to directors, consultants' recommendations and such other information as the Board may deem appropriate. In the absence of action by the Board each individual who is first elected or appointed to the office of director as a Non-Employee Director after adoption of this Plan shall receive (i) an Option to acquire ten thousand (10,000) Shares on the date of his or her initial election or appointment as a director and (ii) if the Non-Employee Director shall have served on the Board for at least six (6) months, an Option to acquire four thousand (4,000) Shares on the date after any annual shareholder meeting thereafter, including the meeting at which this Plan is approved. Except as otherwise determined by the Board, these Options shall have the following terms and conditions:

   (i) Price. The purchase price for each Share subject to such Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.

   (ii) Term. The term of such Option shall be ten (10) years from the date that it is granted.

   (iii) Conditions to Exercise of an Option. No Option will vest or may be exercised to any extent until the Participant has served as a director of the Company continuously for at least three (3) months from the date of grant. Except as provided in clauses (iv) and (v) below, an Option may not be exercised by the Participant unless he or she is then, and continuously after the grant of the Option has been, a director of the Company. No Option may be exercised by a Participant with respect to fractional shares. If the Participant's service as a Director is terminated for Cause, any unexercised portion of any Option granted to the Participant will also terminate with such termination.

   (iv) Transferability of Options. An Option granted pursuant to this Section 7(c) will be transferable or assignable only (A) by will, (B) by the laws of descent and distribution, (C) pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act or the rules thereunder, (D) to the spouse, children or grandchildren of the original Participant ("Immediate Family Members"), (E) to a trust or trusts for the exclusive benefit of such Immediate Family Members and/or the Participant, or (F) to a partnership in which such Immediate Family Members and/or the Participant are the only partners; provided, that (x) there may be no consideration for any such transfer, except to the extent expressly permitted by the Board, and (y) subsequent transfers of transferred Options shall be prohibited except those in accordance with clauses (A), (B) and (C) hereof. Following such transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer; provided that the director service requirement contained in clause (iii) hereof, the events of death, Disability or termination or removal contained in clause
   (v) hereof and, if applicable, the tax withholding obligations contained in
   Section 12(d) hereof, shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods, specified therein.

   (v) Termination of Service as Director. Except as provided in this clause
   (v), if, the Participant ceases to serve as a director of the Company for any reason prior to the lapse of the three (3) month vesting period described in clause (iii), the Participant's right to exercise the related portion of the Option shall terminate and all rights thereunder shall cease. In the event that a Participant ceases to serve as a director of the Company for any reason other than his or her termination for Cause, such Participant or, if applicable, his or her Successor, will have the right to exercise an unexpired Option at any time within twelve (12) months after his or her termination of service to the extent his or her right to exercise the Option has vested and has not previously been exercised at the date of termination; provided, however, in the event of termination of service of the Participant by reason of Retirement, Disability or death, the Participant or his or her Successor, as the case may be, may exercise all of his or her Options as provided above, whether or not the three (3) month vesting period pursuant to clause (iii) shall have elapsed. In the event of termination of service of the Participant for Cause, any and all Options of the Participant shall automatically expire upon such termination. In all of the cases cited above, the exercise period of one or more Options may be extended by a vote of a majority of the directors whose Options are not being extended; provided, however, that notwithstanding anything in this clause (v), no Option may be exercised more than ten (10) years after the date on which such Option was granted. For purposes of this clause (v), service as a director will not be deemed terminated so long as the Participant is a director of the Company or another entity which has assumed this Option in a transaction to which
   Section 424(a) of the Code is applicable.

The Board, in its discretion, may make other Awards from time to time to Non-Employee Directors, upon such terms and conditions, consistent with the provisions of this Plan, as the Board may determine.

8. Stock Appreciation Rights

An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee and set forth in the Agreement, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right (referred to in Section 12(f) as the "purchase price").

A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and/or exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the applicable Agreement. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

9. Performance Shares

(a) Initial Award. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets shall be determined by the Committee in its sole discretion and shall consist of one or any combination of two or more of sales growth, operating income, return on assets, stock price, earnings per share, cash flow, market share, costs, or debt to equity ratio. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied and (iii) payment is due with respect to a Performance Share Award.

(b) Acceleration And Adjustment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant's death or Disability, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

(c) Valuation. To the extent that payment of a Performance Share is made in cash, a Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

10. Restricted Stock

Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the restrictions on the Restricted Stock Award lapse, subject to forfeiture, as provided in the applicable Agreement. Any employment conditions, performance conditions, restrictions on transferability and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement, provided, that minimum Term will not be less than one year, subject to the terms and conditions of this Plan. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine, which may, but need not, include without limitation the Participant's death or Disability. The Committee, in the applicable Agreement, may, in its sole discretion, award all or any of the rights of a shareholder with respect to the Shares of Restricted Stock during the period that they remain subject to restrictions, including, without limitation, the right to vote the Shares and receive dividends. Any performance conditions to the lapse of restrictions on Restricted Stock shall be determined by the Committee in its sole discretion and shall be based on performance targets that consist of one or any combination of two or more of sales growth, operating income, return on assets, stock price, earnings per share, cash flow, market share, costs, or debt to equity ratio.

11. Other Stock-Based Awards

The Committee may from time to time grant Other Stock-Based Awards, including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

12. General Provisions

(a) Effective Date Of This Plan. This Plan shall become effective as of March 7, 2003, provided that this Plan is approved and ratified by the holders of the Company's Stock in accordance with the Company's Certificate of Incorporation and By-Laws at a meeting of the shareholders of the Company held no later than March 7, 2004. If this Plan is not so approved, any Award granted under this Plan subject to such approval shall be cancelled and be null and void.

(b) Duration Of This Plan; Date Of Grant. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to
Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten (10) years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Associates, to be effective and deemed to be granted on the occurrence of certain specified contingencies.

(c) Right To Terminate Employment or Service. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an employee of the Company the right to continue in the employment of the Company or any Affiliate or continue to provide services to the Company or any

Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of or other arrangement with the Participant with or without Cause.

(d) Tax Withholding. The Company shall withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the numbers of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

(e) Amendment, Modification And Termination Of This Plan. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law and subject to the requirements of Section 2(b), in which event, as provided in Section 2(b), the term "Agreement" shall mean the Agreement as so amended. Amendments are subject to approval of the shareholders of the Company only as required by applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant or any Successor or permitted transferee under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant or other person under an Award.

(f) Adjustment For Changes In Capitalization. Appropriate adjustments in the aggregate number and type of securities available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the number of Options to be awarded to a Non-Employee Director pursuant to Section 7(c), in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Stock Appreciation Rights and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares and comparable adjustments, if applicable, to any outstanding Other Stock-Based Award, shall be made by the Committee to give effect to adjustments made in the number or type of Shares through a Fundamental Change, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination, rights offering, spin-off or other relevant change, provided that fractional Shares shall be rounded down to the nearest whole Share.

(g) Other Benefit And Compensation Programs. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(h) Beneficiary Upon Participant's Death. To the extent that the transfer of a participant's Award at death is permitted by this Plan or under an Agreement,
(i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's Successor shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

(i) Unfunded Plan. This Plan shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(j) Limits Of Liability.

   (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

   (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

   (iii) To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(k) Compliance With Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

(l) Deferrals And Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

13. Substitute Awards

Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Associates, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

14. Governing Law

To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Missouri, without giving effect to principles of conflicts of laws, and construed accordingly, except for those matters subject to the General Corporation Law of Delaware, which shall be governed by such Law, without giving effect to principles of conflicts of laws, and construed accordingly.

15. Severability

In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16. Prior Plans

Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's Other Plans, as the same may have been amended from time to time, shall remain in effect, but grants of stock options and other awards pursuant to the Other Plans shall not be made after the effective date of this Plan. All grants and awards heretofore made under the Other Plans shall be governed by the terms of the Other Plans, respectively.

                                  APPENDIX B

                           SIGMA-ALDRICH CORPORATION
                                CASH BONUS PLAN

1. Purpose

The purpose of the Sigma-Aldrich Corporation Cash Bonus Program (the "Plan") is to provide a means by which Sigma-Aldrich Corporation (the "Corporation") shall be able to further align the interests of management with its shareholders by providing management employees with incentives in addition to current compensation to attain certain performance goals of the Corporation and to attract and retain the services of competent management employees for the Corporation and its subsidiaries. The Plan is also intended to provide qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder, and shall be interpreted and construed accordingly.

2. Effective Date And Term

The Plan is effective for calendar years beginning on or after January 1, 2003, subject to approval by the shareholders of the Corporation, in accordance with Treasury Regulations Section 1.162-27(e)(4)(vii), at the annual meeting of shareholders in 2003.

3. Administration

(a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board") as such Committee may be constituted from time to time. The Committee shall consist of at least three members of the Board selected by the Board, all of whom shall be "outside directors" as defined in Treasury Regulations Section 1.162-27(e)(3).

(b) All determinations of the Committee shall be made by all of its members unless specifically approved, authorized or ratified by the Board, in which event a determination by a majority of its members shall be sufficient. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a vote at a meeting duly called and held.

(c) Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee under this Plan shall be conclusive.

4. Eligibility

Employees of the Corporation or any subsidiary of the Corporation who are classified as management employees shall be eligible to participate in the Plan (the "Participants"); provided, however, that for any calendar year the Committee may, at the time it establishes performance goals for such year under
Section 5, limit participation to specified Participants or any class or classes of Participants.

5. Performance Goals

For each calendar year beginning on or after January 1, 2003, the Committee shall, no later than the 90th day of such year, establish performance goals for such year (the "Performance Goals"), the results of which are substantially uncertain within the meaning of Treasury Regulations Section 1.162-27(e)(2)(i) at the time the Performance Goals are established. The Performance Goals for any calendar year shall be based on one or more of the following business criteria with respect to the Corporation and its subsidiaries: (i) sales growth; (ii) operating income; (iii) return on assets; (iv) stock price; (v) earnings per share; (vi) cash flow; (vii) market share; (viii) costs; or (ix) debt to equity ratio. If, after the Performance Goals for a calendar year have been established, a change occurs in the applicable accounting principles or practices which affects any Performance Goal for such year, such Performance Goal shall be applied after application of such change.

6. Determination and Payment of Bonuses

(a) At the time that the Performance Goals for a calendar year are established, the Committee shall also establish an objective formula, based on the attainment, in whole or in part, of the Performance Goals for such year, for determining bonuses based on a specified percentage of annual base salary (including amounts contributed under a salary reduction agreement to a plan maintained by the Corporation under Section 125 or 401(k) of the Code or under any other deferral plan) paid to any Participant or class of Participants for such year. Such formula must be expressed in terms such that a third party having knowledge of the relevant results under the Performance Goals could calculate the amount to be paid to any Participant. Notwithstanding the foregoing, the maximum bonus payable to any Participant for any calendar year shall not exceed $1,000,000.

(b) The formula established pursuant to Section 6(a) for any calendar year must preclude any discretion by the Committee to increase the amount of the bonus that would be payable to any Participant for such year. The Committee may, in its sole discretion and for any reason, reduce the bonus otherwise payable to any Participant for any calendar year; provided, however, that such reduction may not result in an increase in the bonus payable to any other Participant.

(c) After the end of each calendar year, the Committee shall certify in writing whether the Performance Goals for such year have been attained, in whole or in part, and the bonus payable to each Participant for such year, if any, shall be determined in accordance with such certification under the formula established for such year pursuant to Section 6(a). No bonus shall be payable prior to, or in excess of the amount determined in accordance with, such certification.

(d) As soon as practicable following the certification and determination described in Section 6(c), the bonus determined for each Participant shall be paid in cash (or its equivalent) to the Participant (or, in the event of the Participant's death prior to such payment, the Participant's estate) in a single lump sum unless such bonus is deferred in whole or in part pursuant to any other deferral plan.

(e) In the event a Participant terminates employment with the Corporation and its subsidiaries during any calendar year for any reason, such Participant shall not be entitled to receive any bonus under this Plan for such year unless the Committee decides otherwise in its sole discretion.

(f) All bonuses payable under the Plan shall be subject to applicable withholding for federal, state and local income and other taxes.

7. Amendment or Termination

The Board may at any time amend the Plan in any fashion or terminate the Plan; provided, however, that no amendment shall be made which would cause bonuses payable under the Plan to fail to constitute qualified performance-based compensation within the meaning of Code Section 162(m)(4)(C); provided further, that no amendment shall, without the prior approval of the shareholders of the Corporation in accordance with Treasury Regulations Section 1.162-27(e)(4), (i) materially alter the Performance Goals set forth in Section 5, (ii) increase the maximum bonus set forth in Section 6(a), (iii) change the class of eligible employees set forth in Section 4, or (iv) implement any change to a provision of the Plan requiring shareholder approval in order for the Plan to continue to comply with the requirements of Code Section 162(m)(4)(C). Furthermore, no amendment or termination shall, without the written consent of the Participant, alter or impair a Participant's right to receive payment of a bonus for a calendar year that is due but has not yet been paid.

8. Miscellaneous

(a) Neither the establishment of the Plan, any provisions of the Plan nor any action of the Committee shall be deemed or held to constitute an employment contract or confer on any Participant the right to remain employed by the Corporation or any of its subsidiaries, and the Corporation and its subsidiaries reserve the right to terminate the employment of any Participant, and otherwise deal with any Participant with respect to terms and conditions of employment, in the same manner as if this Plan had not been established.

(b) The Plan shall be unfunded, the status of any Participant who is entitled to a bonus under the Plan shall be that of an unsecured creditor of the Corporation, any bonuses payable hereunder shall be paid solely from the general assets of the Corporation and nothing in the Plan shall be interpreted or construed to give the Participant or any other person any right, title, interest or claim in or to any specific asset, fund, reserve, account or other property of any kind whatever owned by the Corporation.

(c) This Plan shall not affect or impair the rights or obligations of a Participant under any other contract, arrangement, pension or profit sharing plan, deferred compensation agreement or other compensation program of the Corporation.

(d) A Participant's rights under the Plan shall not be subject in any manner, either in whole or in part, to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, execution, levy, garnishment, attachment or any similar action, any such attempted action shall be void and of no effect and no such rights shall be liable for or subject to any debts, contracts, engagements, torts or other obligations or liabilities of a Participant other than any obligation or liability owed to the Corporation or any of its subsidiaries; provided, however, that this Section 8(d) shall not apply with respect to payment of a bonus to a Participant's estate in accordance with Section 6(d) in the event of the Participant's death.

(e) If the Corporation determines that a Participant is unable to care for his or her affairs because of illness or accident, any bonus payable to such Participant under the Plan may be paid to his or her spouse, child, parent or any other person deemed by the Corporation to have incurred expense for such Participant (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Corporation's obligations hereunder.

(f) All obligations of the Corporation under the Plan shall be binding on any successor to the Corporation, whether as the result of purchase, merger, consolidation or otherwise.

(g) If any term or condition of the Plan is held to be illegal, invalid or unenforceable for any reason, or if any provision of the Plan is determined to be inconsistent with the requirements of Code Section 162(m)(4)(C), such term, condition or provision shall be disregarded, and the remainder of the Plan shall remain in force and effect as if such term, condition or provision had not been included.

(h) The Plan shall be construed in accordance with and governed by the laws of the State of Missouri, without regard to its conflict of law provisions.

                                   FOR VOTING BY PHONE, INTERNET OR MAIL,
                                    PLEASE READ THE INSTRUCTIONS BELOW

[SIGMA-ALDRICH LOGO]           VOTE BY PHONE - 1-800-690-6903
                               Use any touch-tone telephone to vote your proxy
                               24 hours a day, 7 days a week, up until 11:59
                               P.M. Eastern Time the day before meeting date.
                               Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control
                               Number, which is located below, and then follow the simple instructions the Vote Voice provides you.

                               VOTE BY INTERNET - WWW.PROXYVOTE.COM
                               Use the Internet to vote your proxy 24 hours a day, 7 days a week, up until 11:59 P.M. Eastern Time the day before meeting date. Have your proxy card in hand when you access the website. You will be prompted to enter your 12-digit Control Number, which is located below, to obtain your record and create an electronic ballot.

                               VOTE BY MAIL
                               Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to SIGMA-ALDRICH, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                               If you vote by phone or vote using the Internet,
                                         please do not mail your proxy.
                                               THANK YOU FOR VOTING.

March 26, 2002

Dear Shareholder:

The annual meeting of Shareholders of Sigma-Aldrich Corporation will be held at the Company's Life Science and High Technology Center, 2909 Laclede Avenue, St. Louis, Missouri 63101 at 11:00 A.M., Central Daylight Time on Tuesday, May 6, 2003.

It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials. You may sign, date and return this proxy card or you may vote by telephone or Internet.



TO VOTE, MARK BLOCKS BELOW IN BLUE
  OR BLACK INK AS FOLLOWS:           SGMAL1   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________

SIGMA-ALDRICH CORPORATION

This proxy will be voted FOR Item 1, unless otherwise directed, and in the discretion of the proxies on whatever other business may properly come before the meeting.

  The Board of Directors recommends a vote FOR the following:     For     Withhold    For All    To withhold authority to vote, mark
                                                                  All        All      Except     "For All Except" and write the
  Vote On Directors                                                                              nominee's number on the line below.
  1. ELECTION OF DIRECTORS: 01) Nina V. Fedoroff, 02) David       [  ]      [  ]      [  ]       ___________________________________
     R. Harvey, 03) W. Lee McCollum, 04) William C. O'Neil, Jr.,
     05) J. Pedro Reinhard, 06) Jerome W. Sandweiss,
     07) D. Dean Spatz and 08) Barrett A. Toan

                                                                  For     Against     Abstain
  Vote on Proposals
  2. Approval of Company's 2003 Long-Term Incentive Plan          [  ]      [  ]      [  ]

  3. Approval of Company's Cash Bonus Plan                        [  ]      [  ]      [  ]

For address changes and/or comments, please check this box [ ] and write them on the back where indicated.

If stock is owned in joint names, all owners must sign. If signing for estates, trusts or corporations, please indicate title or capacity.

/____________________________________/__________/                            /_______________________________________/___________/
Signature (PLEASE SIGN WITHIN BOX)    Date                                    Signature (Joint Owners)                Date

______________________________________________________________________________

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------

 PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

                        (To be signed on reverse side)

By signing on the reverse, the shareholder(s) hereby appoint(s) WILLIAM C. O'NEIL, JR., and JEROME W. SANDWEISS, or either of them, the true and lawful attorneys-in-fact, agents and proxies, with the power of substitution and revocation, as their representatives at the Annual Meeting of Shareholders of SIGMA-ALDRICH CORPORATION to be held at the Company's Life Science and High Technology Center, 2909 Laclede Avenue, St. Louis, Missouri 63103 on May 7, 2002, at 11:00 A.M., Central Daylight Time (including all adjournments thereof), and there to vote all shares of stock which the shareholder is entitled to vote, with all powers which the shareholder would possess if personally present.

Signer(s) hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, each dated March 26, 2003, and hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its excercise.

You are encouraged to specify your choices by marking ------------------------ the appropriate boxes on the reverse side. Shares represented by this proxy, when properly executed, will
be voted as directed or, if directions are not         ------------------------
indicated, will be voted in accordance with the Board
of Directors' recommendations. The Proxies cannot vote
your shares unless you sign and return this card.      ------------------------
                                                           (change of address)
                                                             and/or comments

(If you have given a change of address and or comments, please mark the corresponding box on the reverse side of this card.)
-------------------------------------------------------------------------------